PRELIMINARY PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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My Screen Mobile, Inc.
(Name of Registrant as Specified In Its Charter)

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MY SCREEN MOBILE, INC.

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS	4
PROXY STATEMENT	5
VOTING SECURITIES AND VOTING RIGHTS	6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
ELECTION OF DIRECTORS	9
CORPORATE GOVERNANCE	11
EXECUTIVE OFFICERS	13
EXECUTIVE COMPENSATION	14
AUDIT COMMITTEE REPORT	17
CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS	18
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	19
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21
APPROVAL OF 2008 LONG-TERM INVENTIVE PLAN	22
RATIFICATION OF THE 1-FOR-100 REVERSE STOCK SPLIT AFFECTED MARCH 11, 2007	28
RATIFICATION OF CORPORATE NAME CHANGE TO MY SCREEN MOBILE, INC., AND INCREASE IN AUTHORIZED SHARES	29
RATIFICATION OF 4-FOR-1 FORWARD STOCK SPLIT EFFECTED MAY 11, 2007	30
APPROVAL OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION FOR THE COMPANY	31
RATIFICATION OF THE SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND WEATHER INVESTMENTS, S.P.A.	33
APPROVAL OF MAURIZIO ANGELONE 2009 STOCK GRANT AND OPTION PLAN AND AGREEMENT	34
APPROVAL OF FORM OF INDEMNIFICATION AGREEMENT	36
STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING	38
COMMUNICATION WITH THE BOARD OF DIRECTORS	38
HOUSEHOLDING OF MATERIALS	38
OTHER BUSINESS	38
APPENDIX A CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	A-1
APPENDIX B CHARTER OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS	B-1
APPENDIX C CHARTER OF THE INDEPENDENT COMMITTEE OF THE BOARD OF DIRECTORS OF MY SCREEN MOBILE, INC.	C-1
APPENDIX D 2008 LONG-TERM INCENTIVE PLAN	D-1
APPENDIX E AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF MY SCREEN MOBILE, INC.	E-1
APPENDIX F WEATHER INVESTMENTS STOCK PURCHASE AGREEMENT AND AMENDMENT TO STOCK PURCHASE AGREEMENT	F-i
APPENDIX G MAURIZIO ANGELONE YEAR 2009 STOCK GRANT AND STOCK OPTION PLAN AND AGREEMENT	G-1
APPENDIX H INDEMNIFICATION AGREEMENT	H-1

My Screen Mobile, Inc.

                                                           November___, 2009

Dear Stockholder:

I am pleased to invite you to the 2009 annual meeting of stockholders (the “Annual Meeting”) of My Screen Mobile, Inc. (the “Company”). This year’s meeting will be held on November___, 2009, at the company’s executive office located at 70 Yorkville Avenue, Suite 300, Toronto, Ontario, M5R 1B9, beginning at 11a.m., local time.  Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement. Also included is a Proxy Card and return envelope.

It is important that your shares be represented at the annual meeting. Whether or not you plan to attend the Annual Meeting, the Company hopes you will have your shares represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. If you return your signed proxy but no voting instructions are given, your shares will be voted (1) For each of the nominated directors, (2) For the ratification of the Company’s independent accountant, (3) For approval of the 2008 Long Term Incentive Plan, (4) For ratification of an amendment filed on March 8, 2007, to the Company’s Certificate of Incorporation, which effected a 1-for-100 reverse split of the Company’s common stock, (5) For ratification of an amendment filed on April 30, 2007, to the Company’s Certificate of Incorporation, which effected a change in the Company’s corporate name from “Nouveau International, Inc.” to “My Screen Mobile, Inc.,” and increased the Company’s authorized common stock from 25,000,000 shares to 200,000,000 shares, (6) For ratification of an amendment filed on May 9, 2007, to the Company’s Certificate of Incorporation, which effected a 4-for-1 forward split of the Company’s common stock, (7) For approval of an Amended and Restated Certificate of Incorporation for the Company, which among other things, increases the Company’s authorized common stock from 200,000,000 shares to 300,000,000 shares, and the Company’s authorized blank check preferred stock from 3,000,000 to 10,000,000 shares, (8) For ratification of the Securities Purchase Agreement dated May 15, 2008, entered into between the Company and Weather Investments, S.P.A., (9) For approval of the Maurizio Angelone 2009 Stock Grant and Stock Option Plan and Agreement, and (10) For ratification of a Form of Indemnification Agreement to be entered into between the Company and its officers, directors and certain employees.

If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy card. Even if you plan to attend the Annual Meeting, the Company recommends that you also submit your proxy and voting instructions so that your vote will be counted if you later decide not to attend the meeting.

                                          Sincerely,

                                          /s/ Maurizio Angelone
                                          Maurizio Angelone
                                          Chief Executive Officer

The accompanying Proxy Statement is dated November ___, 2009 and is first being mailed to stockholders on or about November ____, 2009.

My Screen Mobile, Inc.

NOTICE OF THE 2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON November ___, 2009

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of My Screen Mobile, Inc., a Delaware corporation (the “Company”), will be held on November ___, at 11a.m., local time, at the Company’s principal office located at 70 Yorkville Ave., Suite 300, Toronto, ON M5R 1B9, for the following purposes:

1.
to elect five (5) directors who shall serve as the Company’s directors until the next annual meeting of stockholders, or until their successors are elected and qualified, or until their earlier death, resignation or removal;

2.	to ratify the appointment of Madsen & Associates CPA's, Inc. as the Company’s independent registered public accounting firm for fiscal years 2006, 2007, 2008 and 2009;

3.	to approve the Company’s 2008 Long-Term Incentive Plan;

4.	to ratify an amendment filed on March 8, 2007, to the Company’s Certificate of Incorporation, which effected a 1-for-100 reverse split of the Company’s common stock;

5.
to ratify an amendment filed on April 30, 2007, to the Company’s Certificate of Incorporation, which effected a change in the Company’s corporate name from “Nouveau International, Inc.” to “My Screen Mobile, Inc.,” and increased the Company’s authorized common stock from 25,000,000 shares to 200,000,000 shares;

6.	to ratify an amendment filed on May 9, 2007, to the Company’s Certificate of Incorporation, which effected a 4-for-1 forward split of the Company’s common stock;

7.
to approve an Amended and Restated Certificate of Incorporation for the Company, which among other things, increases the Company’s authorized common stock from 200,000,000 shares to 300,000,000 shares, and the Company’s authorized blank check preferred stock from 3,000,000 to 10,000,000 shares;

8.	to ratify a Securities Purchase Agreement dated May 15, 2008, entered into between the Company and Weather Investments, S.P.A.;

9.	to approve the Maurizio Angelone 2009 Stock Grant and Stock Option Plan and Agreement;

10.	to approve a Form of Indemnification Agreement to be entered into between the Company and its officers, directors and certain employees; and

11.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice and incorporated by reference herein.

The Board of Directors has fixed the close of business on November 2, 2009 as the record date for the determination of holders of the Company’s common stock entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting shall be open for the examination of any stockholder, for any purpose relevant to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting, at the Company’s principal office located at 70 Yorkville Avenue, Suite 300, Toronto, Ontario, Canada, M5R 1B9.

By Order of the Board of Directors
of My Screen Mobile, Inc.

Toronto, Ontario, Canada

November___, 2009

Your vote is important. Whether or not you expect to attend the Annual Meeting, please read the attached proxy statement and then promptly complete, date, sign and return the enclosed proxy card in order to ensure your representation at the Annual Meeting. A return envelope is enclosed for your convenience. Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from such broker, bank or other nominee a proxy card issued in your name. Contact your broker, bank or other nominee for instructions.

PROXY STATEMENT
FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER____, 2009

SOLICITATION OF PROXIES

This proxy statement is furnished in connection with the enclosed proxy, which is solicited by the Board of Directors (the “Board of Directors”) of My Screen Mobile, Inc. (the “Company”) to be used at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company.  The Annual Meeting will be held at the Company’s principle office located at 70 Yorkville Avenue, Suite 300, Toronto, Ontario, M5R 1B9, beginning at 11 a.m. local time on November___, 2009, or at any adjournment thereof. The accompanying Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed or given to stockholders on or about November___, 2009. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope, and the shares represented thereby will be voted in accordance with your instructions.

Solicitation of proxies is being made by the Company and will be made primarily by mail. Additionally, Mackenzie Partners, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting for a fee of $______, plus out of pocket expenses.  In addition to solicitation by Mackenzie or by mail, officers, directors and employees of the Company, without additional compensation, may solicit proxies personally, by mail or telephone if proxies are not promptly received. The Company will also request banks, brokers and other custodians, nominees and fiduciaries holding shares in their names, or in the names of their nominees, which shares are beneficially owned by others, to send proxy materials to, and obtain proxies from, such beneficial owners.  The cost of solicitation will be borne by the Company and will include reimbursement paid to banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses of forwarding solicitation materials to the beneficial owners of the Company’s common stock.

The Company’s principal office is located at 70 Yorkville Avenue, Suite 300, Toronto, Ontario, Canada, M5R 1B9.

REVOCATION OF PROXY

If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company, Terrence Rodrigues, in writing at the principal office of the Company of such revocation at any time prior to the voting of the proxy. A properly executed proxy with a later date will also revoke a previously furnished proxy.

RECORD DATE

Only stockholders of record at the close of business on November 2, 2009 (the “Record Date”) will be entitled to vote at the Annual Meeting or any adjournment thereof.

ACTIONS TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, that is, Mr. Terrence Rodrigues, or, if unable or unwilling to serve, [_______________________], will vote:

1)           For the election of each of the persons named herein as a nominee for Director of the Company, for a term expiring at the next Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified;

2)           For the ratification of the engagement of Madsen & Associates as the Company’s independent registered public accounting firm for fiscal years 2006, 2007, 2008 and 2009;

3)           For approval of the Company’s 2008 Long-Term Incentive Plan;

4)           For the ratification of an amendment filed on March 8, 2007, to the Company’s Certificate of Incorporation, which effected a 1-for-100 reverse split of the Company’s common stock;

ACTIONS TO BE TAKEN UNDER PROXY - continued

5)           For the ratification of an amendment filed on April 30, 2007, to the Company’s Certificate of Incorporation, which effected a change in the Company’s corporate name from “Nouveau International, Inc.” to “My Screen Mobile, Inc.,” and increased the Company’s authorized common stock from 25,000,000 shares to 200,000,000 shares;

6)           For the ratification of an amendment filed on May 9, 2007, to the Company’s Certificate of Incorporation, which effected a 4-for-1 forward split of the Company’s common stock;

7)           For approval of an Amended and Restated Certificate of Incorporation for the Company, which among other things, increases the Company’s authorized common stock from 200,000,000 shares to 300,000,000 shares, and the Company’s authorized blank check preferred stock from 3,000,000 to 10,000,000 shares;

8)           For ratification of a Securities Purchase Agreement dated May 15, 2008, entered into between the Company and Weather Investments, S.P.A.;

9)           For approval of the Maurizio Angelone 2009 Stock Grant and Stock Option Plan and Agreement;

10)           For approval of a Form of Indemnification Agreement to be entered into between the Company and its officers, directors and certain employees; and

11)           According to such person’s judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Should the nominees named herein for election as directors become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause a nominee to be unavailable to serve.

VOTING SECURITIES AND VOTING RIGHTS

On the Record Date, there were outstanding 134,044,050 shares of the Company’s common stock, each of which is entitled to one vote on all matters submitted to the stockholders for approval, including the election of directors. There are no cumulative voting rights.

 The annual meeting will be held only if there is a quorum present. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the Annual Meeting. If you return valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum; provided that the record holder is present or has provided a proxy with respect to those shares on at least one item. A broker non-vote occurs when a stockholder fails to provide voting instructions to its broker for shares held in “street name.” Under those circumstances, a stockholder’s broker may be authorized to vote on behalf of the stockholder on some routine items (Proposals 1 and 2 are both considered routine for this purpose) but is prohibited from voting on other items.

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect a person nominated for director. Shares present at the meeting but which abstain or are represented by proxies which are marked "WITHHOLD AUTHORITY'' with respect to the election of a person to serve on the Board of Directors will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such abstention or direction applies. Shares not present at the meeting will not affect the election of a director.

The vote required for the approval of Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm, Proposal 3 – Approval of 2008 Long-Term Incentive Plan, Proposal 4 – Ratification of the 1-for-100 reverse split of the Company’s common stock, Proposal 5 – Ratification of the Company’s corporate name change and the increase in the Company’s authorized common stock, Proposal 6 – Ratification of the Company’s 4-for-1 forward stock split, Proposal 7 – Approval of an Amended and Restated Certificate of Incorporation for the Company, to among other things, increase the authorized common stock from 200,000,000 shares to 300,000,000 shares, and the Company’s authorized blank check preferred stock from 3,000,000 to 10,000,000 shares, Proposal 8 –  Ratification of a Securities Purchase Agreement dated May 15, 2008, entered into between the Company and Weather Investments, S.P.A., Proposal 9 – Approval of the Maurizio Angelone 2009 Stock Grant and Stock Option Plan and Agreement, Proposal 10 – Approval of a Form of Indemnification Agreement to be entered into between the Company and its officers, directors and certain employees, and for any other matter properly brought before the meeting, will be the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Shares present at the meeting that abstain (including proxies which deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matter. Shares not present at the meeting will not affect the outcome as to any such matter.

Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the calculation of beneficial ownership of the Company’s common stock as of October 27, 2009, by each director, each executive officer who was an executive officer at any time during 2008, all directors and executive officers as a group, and all beneficial owners of more than five percent (5%) of the common stock of the Company.  The “Number of Shares Beneficially Owned” is based on 155,794,048 outstanding shares of common stock as of October 27, 2009.  Shares of common stock are deemed to be outstanding and to be beneficially owned by the person listed below for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person, if such person has the right to acquire beneficial ownership of such shares within 60 days of October 27, 2009, through the exercise of any option, warrant or other right or the conversion of any security, or pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account, or similar arrangement. Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all the shares of common stock beneficially owned by them subject to community property laws, where applicable.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent Owned

Trans Stahl Ltd 71 Vasileos Georgiou Street 803 Le Bois Apts., PolamosYermasoyas, Limassol Cyprus	35,100,000	22.5%
NAC Investments Inc. 28 Cedarbant Cr. Don Mills, ON, M3B 3A4 Canada	18,625,000	12.0%
Gino Porco (1)(2) 81 Chartwell Rd. Toronto, ON. M8Z 4G8 Canada	30,691,080	19.7%
Orascom Telecom Holdings, S.A.E. (3) 2005A Nile City Towers South Tower, Cornish El Nile Ramlet Beaulac, Cairo Egypt 11221	32,500,000	20.1%
Maurizio Angelone(4) c/o My Screen Mobile, Inc. 70 Yorkville Avenue, Suite 300 Toronto, Ontario, Canada, M5R 1B9	3,750,000	2.4%
Terrence Rodrigues (5) c/o My Screen Mobile, Inc. 70 Yorkville Avenue, Suite 300 Toronto, Ontario, Canada, M5R 1B9	166,666	0.1%
James Wicks c/o My Screen Mobile, Inc. 70 Yorkville Avenue, Suite 300 Toronto, Ontario, Canada, M5R 1B9	0	0%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT - continued

Raghu Kilambi (5) c/o My Screen Mobile, Inc. 70 Yorkville Avenue, Suite 300 Toronto, Ontario, Canada, M5R 1B9	333,333	0.2%
James Bailey (5) c/o My Screen Mobile, Inc. 70 Yorkville Avenue, Suite 300 Toronto, Ontario, Canada, M5R 1B9	166,666	0.1%
All Directors and Officers as a Group (5 Persons)	4,416,665	2.8%
_______________________
(1)  Mr. Porco is the sole shareholder, officer and director of PAP Capital, Inc., and is therefore, deemed to beneficially own 9,312,500 shares held of record by PAP Capital, Inc.   In addition, Mr. Porco is the sole shareholder, officer and director of Vroom Vroom Group, Inc., and is therefore, deemed to beneficially own 9,312,500 shares held of record by Vroom Vroom Group, Inc.  He is also the sole shareholder, officer and director of LBS Ventures, Inc., and is therefore, deemed to beneficially own 2,000,000 shares held of record by LBS Ventures, Inc.  Mr. Porco disclaims beneficial ownership of all of these shares except to the extent of his pecuniary interest.

(2)  Includes options to purchase 333,333 shares of common stock having an exercise price of $1.00 per share, which are exercisable within 60 days of the date of this filing, which options were granted on December 4, 2008.

(3)  Includes 12,500,000 shares of common stock, and a warrant to purchase 20,000,000 shares of common stock having an exercise price of $2.00 per share, which is exercisable within 60 days of the date of this filing.

(4)  Includes options to purchase 750,000 shares of common stock having an exercise price of $1.00 per share, which are exercisable within 60 days of the date of this filing, which options were granted on May 1, 2009.  Also includes 3,000,000 shares of Company’s common stock, vesting in 6 equal installments of 500,000 shares, six months, twelve months, eighteen months, twenty four months, thirty months and thirty-six months after the date Mr. Angelone commencement employment with us.

(5)  All are options to purchase shares of common stock having an exercise price of $1.00 per share, which are exercisable within 60 days of the date of this filing, which options were granted on December 4, 2008.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company's current Bylaws provide for the election of at least one (1), but no more than six (6), directors, subject to amendment by the Company’s stockholders.  The number of directors currently authorized is five.  The directors are to be elected at each annual meeting of the Company’s stockholders to hold office until the next annual meeting.  Each director, including, any director elected to fill a vacancy, shall hold office until the expiration of the term for which such director is elected, and until a successor has been elected and qualified.  The current directors are Maurizio Angelone, James Bailey, Shane Carroll, Raghunath Kilambi and Terrence Rodrigues.

The Company's Bylaws provide that vacancies on the Board of Directors may be filled by a majority of the remaining Directors.

The Board of Directors has nominated each of Mr. Angelone, Mr. Bailey, Mr. Carroll, Mr. O’Connor and Mr. Rodrigues for election as directors for a term expiring at the next annual meeting of stockholders and until their successors have been qualified and elected, or until their earlier death, resignation or removal. Each of the nominees has agreed to serve if elected, and the Board of Directors has no reason to believe they will be unable to serve. If any nominee for director is unable to serve, the persons named in the proxy may vote for a substitute nominee.  The term of service of all directors shall commence immediately upon their election. .  Mr. Michael O’Connor is replacing Mr. Raghunath Kilambi as a Weather Investments, S.P.A designated director.

Agreements to Elect Directors

Under a Securities Purchase Agreement dated May 15, 2008, entered into between the Company and Weather Investments, S.P.A, the Company agreed to appoint two representatives of Weather Investments, S.P.A., to the Board of Directors upon the closing.  In June 2008, Raghunath Kilambi and James Bailey were appointed as the designated directors.  Mr. Michael O’Connor is replacing Mr. Raghunath Kilambi as a designated director.

On December 31, 2008, the holders of 86,500,000 shares of the Company’s common stock entered into a Voting Agreement, pursuant to which they agreed to vote all shares of common stock held or subsequently acquired by such stockholders to nominate and elect Maurizio Angelone to the Board of Directors as long as he remains employed by the Company.

Information about the Nominees and Current Directors

The following table sets forth for each director nominee, such director's age, principal occupation for at least the last five years, present position with the Company, the year in which such director was first elected or appointed a director, and directorships they hold with other companies whose securities are registered with the Securities and Exchange Commission.

Name	Age	Principal Occupation and Other Information	Service as Director Since
Maurizio Angelone	43
Mr.Angelone joined MyScreen on May 1, 2009, and is currently the Chief Executive Officer and is a Director of the Company. Mr. Angelone spent 15 years with Nokia in senior executive roles, including his most recent position as Global Account Head for one of Nokia’s largest customers, Telefónica S.A., which has extensive operations in Europe and Latin America. Mr. Angelone held this position from January 2008 until April 2009. In January 2004, Mr. Angelone became Senior VP Customer and Market Operations for Latin America which generated over US$2 billion in revenue in 2007. Prior to this he was VP Latin America starting in May 2003 and prior to that was Managing Director Italy starting in June 2000.

			2009
James Bailey	47
Mr. Bailey is currently serving as one of our directors, a position he has held since June 2008.  Mr. Bailey has 15 years of experience in telecommunications, media and technology, most of which he gained internationally in the United Kingdom, Europe, the Middle East and Africa.  Mr. Bailey began his career with a global satellite provider INMARSAT in September 1994 before moving into fixed line telecommunications and cable television with NYNEX Cable Comms in May 1995 which merged into Cable & Wireless Communications in September 1997. He spent two years as Director of Mergers and Acquisitions and subsequently Vice President, Strategic Development of an Application Service Provider in Canada FutureLink, beginning in September 1999 before moving to Europe where he served as Chief Financial Officer of Telecel International, a subsidiary of Orascom Telecom Holdings SAE, an international mobile operator working in GSM and WiMAX from April 20002 until September of 2003 when he became Chief Executive Officer. Mr. Bailey returned to Canada in July 2007 where he is currently President of a private consulting company providing advice in financial and strategic planning, M&A and fund-raising to companies in a range of sectors including TMT.

			2008

PROPOSAL 1 - ELECTION OF DIRECTORS - continued

Information about the Nominees and Current Directors - continued

Shane Carroll	45	Mr. Carroll joined the Board of Directors in July 2009. Mr. Carroll has spent the last 25 years in the travel industry working in Canada, Ireland and England. In 1999 Mr. Carroll returned to Canada and joined itravel 2000 as Executive Vice President, Product Development, he was promoted to Deputy Chief Operating Officer and in 2005 became Chief Operating Officer. He negotiated the sale of itravel2000 to a British public company Travelzest PLC. Mr. Carroll left itravel2000 in September 2009 and is currently self employed providing consulting services.	2009
Michael O’Connor	43
Mr. O’Connor is currently Vice-Chairman Globalive Holdings Corporation, a position he has held since July 1, 2008. Michael O’Connor has twenty years experience in economics, finance and mergers and acquisitions in telecommunications and transportation. He began his career at the Economic Council of Canada/School of Policy Studies Queens University conducting studies of Government’s Impact on Competitiveness in these two sectors. Mr. O’Connor went on to be the founder of the Center for Economic and Financial Analysis at Science Applications International Corporation in San Diego California and Virginia, one of the largest consultancy companies in the US with 60,000 employees. Mr. O’Connor built a private sector practice focusing on Mergers in Acquisitions in telecommunications and transportation as well as designing and implementing sophisticated financial planning tools in support of major equity and debt financings and the US and internationally. After a brief consultancy assignment with Orascom Telecom Holdings Corporation S.A.E., Mr. O’Connor joined as one of the founding members of the Executive Committee in November 1999. From the beginning of this endeavor Mr. O’Connor has held the position of Business Development Officer and performed M&A activities on behalf of the company. Weather Investments, the parent company of Orascom Telecom now boasts more than 110 million subscribers growing from 250,000 subscribers in 1999. In July 2008 as Orascom Telecom’s representative in Canada, Mr. O’Connor led the efforts in the auction for nationwide AWS spectrum. These efforts culminated in the largest and most expansive award of spectrum across Canada following payment of $445 million. The operation is set to launch across the major urban centers in Canada. Mr. O’Connor is a member of the Board of Directors of Getfugu Inc. (GFGU:OTC)

Terrence Rodrigues	53
Mr. Rodrigues served as our Chief Executive Officer from April 1, 2007 until May 1, 2009. From April 1, 2007 to the current date Mr. Rodrigues has served as a Director, President, Treasurer and Secretary. Previously, Mr. Rodrigues gained extensive expertise in real estate financing and management with companies such as Lehndorff Property Management and Royal Le Page. Mr. Rodrigues served as controller, treasurer and held a variety of financial positions within Lehndorff .While at Royal Le Page, Mr. Rodrigues served as controller/accounting manager, managing assets in excess of $200 million.  Mr. Rodrigues left Royal Le Page in 2001 and is currently self employed providing consulting/ accounting services.  Mr. Rodrigues was previously a director of PSiGate Merchant Services and Products (2004-2007), a publicly traded Canadian venture company, and American Associates Group Inc. (2005-2007) an over-the-counter pink sheet company.  Mr. Rodrigues received his Bachelor of Commerce degree from the University of Toronto.  Thereafter, he articled at Clarkson Gordon (later known as Ernest and Young), and became a Chartered Accountant.

			2007

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF MAURIZIO ANGELONE, JAMES BAILEY, MICHAEL O'CONNOR, SHANE CARROLL AND TERRENCE RODRIGUES, AS DIRECTORS TO HOLD OFFICE UNTIL THEY RESIGN, ARE REMOVED OR REPLACED.

CORPORATE GOVERNANCE

Determination of Director Independence

The Board of Directors has determined that Shane Carroll is "independent" as that term is defined in the rules of the NASDAQ stock market pertaining to the NASDAQ Capital Market.

Board of Director’s Committees and Meetings

The Board of Directors conducts its business through meetings and actions by unanimous written consent of the Board of Directors, through the Audit Committee of the Board of Directors (the “Audit Committee”) which was established on November 27, 2008, the Compensation Committee of the Board of Directors which was established on July 6, 2009 (the “Compensation Committee”), and the Independent Committee of the Board of Directors which was established on July 6, 2009 (the “Independent Committee”). The Board of Directors has adopted a charter for each of the Audit Committee, the Compensation Committee and the Independent Committee, which are attached to this Proxy Statement as Appendix A, Appendix B, and Appendix C, respectively.   The Board of Directors does not currently have a standing Nominating Committee or a charter regarding the nominating process.

There were no meetings of the Board of Directors or any committees held during the fiscal year ended December 31, 2008.  The Company has not adopted a formal policy regarding board member attendance at the Company’s annual meetings; however, the Company strongly encourages all board members to attend the annual meeting.

The Audit Committee. The Audit Committee was established to oversee the Company’s financial reporting process and internal controls, as well as the independent audit of the Company’s financial statements. The Audit Committee also selects the accounting firm to be engaged as the Company’s independent public accountants and provides oversight of legal, ethical and corporate governance matters. The report of the audit committee is presented later in this proxy statement.

The Audit Committee is comprised of one director, Shane Carroll.   The Board of Directors has determined that Mr. Carroll meets the qualifications of an “audit committee financial expert” in accordance with SEC rules. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Carroll’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Carroll any duties, obligations or liabilities that are greater than are generally imposed on him as a member of the audit committee and the Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liabilities of any other member of the Board of Directors.

The Compensation Committee.  The Compensation Committee was established to oversee the Company’s compensation and benefits policies generally, and to oversee, evaluate and approve executive officer compensation plans, policies and programs.  The Compensation Committee is comprised of two directors, including, Terrence Rodrigues and James Bailey.

The Independent Committee.   The Independent Committee was established for the purpose of evaluating, reporting and making recommendations to the Board respecting corporate governance, the use of the Company’s capital and the recapitalization of the Company.  The Independent Committee is comprised of two directors, including, Shane Carroll and James Bailey.

Selection of Director Nominees

The independent members of the Board of Directors will consider the following criteria in selecting nominees: his or her independence, integrity, diversity, experience, financial literacy, sound judgment in areas relevant to the Company’s businesses, and willingness to commit sufficient time to the board, all in the context of an assessment of the perceived needs of the board at that point in time. Maintaining a balanced experience and knowledge base within the total board includes considering whether the candidate: (1) has work experience with publicly traded and/or privately held for profit businesses in the Company’s industries; (2) has significant direct management experience; (3) has knowledge and experience in capital markets; and (4) has unique knowledge and experience and can provide significant contributions to the board’s effectiveness. Each director is expected to ensure that other existing and planned future commitments do not materially interfere with his or her service as a director. There are no specific minimum qualifications that the independent members of the Board of Directors believe must be met by a candidate. All candidates are reviewed in the same manner, regardless of the source of the recommendation.

The independent members of the Board of Directors may weigh the foregoing criteria differently in different situations, depending on the composition of the board of directors at the time. The board will maintain at least one director who meets the definition of “audit committee financial expert” under the SEC’s rules.

In addition, prior to nominating an existing director for re-election to the board of directors, the independent members of the Board of Directors will consider and review the existing director’s board and committee attendance and performance; length of board service; experience, skills and contributions that the existing director brings to the board; and independence.

CORPORATE GOVERNANCE - continued

Selection of Director Nominees - continued

Stockholder Nominations. Stockholders who wish to recommend nominees for consideration by the independent members of the Board of Directors must submit their nominations in writing to the Company’s Corporate Secretary. Submissions must include sufficient biographical information concerning the recommended individual for the committee to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and a list of other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The independent members of the Board of Directors may consider such stockholder recommendations when it evaluates and recommends nominees to the Board of Directors for submission to the stockholders at each annual meeting. Stockholder nominations made in accordance with these procedures and requirements must be addressed to the Company’s Corporate Secretary, at 70 Yorkville Avenue, Suite 300, Toronto, Ontario, Canada, M5R 1B9.

In addition, stockholders may nominate directors for election without consideration by the Board of Directors. Any stockholder of record may nominate an individual by following the procedures and deadlines set forth in the “Stockholders’ Proposals for 2009 Annual Meeting” section of this proxy statement.

Code of Ethics and Standards of Conduct

The Company has adopted a code of business conduct and ethics applicable to the Company’s directors, officers, and employees (including the Company’s principal executive officers, principal financial officer and principal accounting officer).  The Code of Ethics and Standards of Conduct is available on the Company’s website.  In the event that the Company amends or waives any of the provisions of the Code of Ethics and Standards of Conduct applicable to the Company’s principal executive officer, principal financial officer, or principal accounting officer, the Company intends to disclose the same on the Company website.

Director’s Compensation

During 2007, the Company did not pay any remuneration to its directors for serving on the Company’s Board of Directors. The following table sets forth the total compensation paid to or accrued for the fiscal year ended December 31, 2008

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Terry Rodrigues	$11,466		$12,548				$24,014

James Bailey	70,286		$12,548				$82,834

EXECUTIVE OFFICERS

Set forth below are each of the Company’s named executive officers and their ages as of October 27, 2009.  Each of the executive officers, except for Gino Porco and Bruce MacInnis, also serves as a director and their biographical information appears under “Proposal 1 - Election of Directors”.

Name	Age	Position	Other Information	Current Position Held Since
Maurizio Angelone	43	Chief Executive Officer	See “Information about the Nominees and Current Directors”	2009
Terrence Rodrigues	53	President, Treasurer and Secretary	See Biographical Information under “Information about the Nominees and Current Directors”	2007
Bruce MacInnis	51	Chief Financial Officer	Mr. MacInnis has served as our Chief Financial officer since September 15, 2009. Between March 24, 2008 and April 17, 2009, Mr. MacInnis served as Chief Financial Officer and Corporate Secretary of Business Propulsion Systems Inc. Between September 4, 2001 and August 2, 2007, he served as Executive Vice President, Chief Financial Officer and Corporate Secretary of Bioscrypt, Inc.	2009
Gino Porco	42	Chairman, Advisory Board
Mr. Porco has overseen the development of our technology initiatives from planning stage through development and performance testing. Mr. Porco has supervised multiple development teams working on both network development and infrastructure and device applications and technologies, driving our various core offerings.  Since 2002, Mr. Porco has been President of Envenia Networks, which designs and implements best-of-breed, carrier-class voice networking solutions.  Mr. Porco has consulted on various telecommunication projects, lending expertise to the development of Sky Voice, Digital World, Power Telephone, Carrier and Compu-call communication, as well as various internet projects since its rise to prominence in the late 1990’s.

				2008

EXECUTIVE COMPENSATION

Summary Compensation Table

We were dormant during the fiscal year ended December 31, 2006, and did not pay any compensation to any named officers or directors in 2007. The following table sets forth the total compensation paid to or accrued for the fiscal year ended December 31, 2008, to our Named Executive Officers.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Terrence Rodrigues, Director, President, Secretary and Past Chief Financial Officer	2008	0	0	0	12,548(1)	0	0	11,466(2)	24,014

Raghunath Kilambi, Director and Chief Financial Officer	2008	97,200	0	0	25,097(3)	0	0	63,500(4)	185,797

James Bailey, Director	2008	0	0	0	12,548(5)	0	0	70,286(6)	82,834

Gino Porco, Chairman, Advisory Board	2008	121,500	0	205,200(7)	25,097(8)	0	0	1,022,126(9)	1,373,923

James Wicks, former Director, President, Secretary and Chief Financial Officer	2007	0	0	0	0	0	0	0	0
___________________

(1)	Represents the dollar amount of options to purchase 500,000 shares of the Company’s common stock, having an exercise price of $1.00 per share, that were issued on December 4, 2008.
(2)
Includes $11,466 in compensation paid to Mr. Rodrigues for serving as a director between January 1, 2008, and December 31, 2008.  In April 2007, we issued Terrence Rodrigues, who was our sole director and officer, 10,004,000 shares of common stock (as calculated on a post 4 for 1 forward stock split ), in exchange for services to be provided under a Consulting Agreement.  We, however, mutually terminated and rescinded the Consulting Agreement on April 13, 2007, and cancelled the share issuance.

(3)	Represents the dollar amount of options to purchase 1,000,000 shares of the Company’s common stock, having an exercise price of $1.00 per share, that were issued on December 4, 2008.
(4)
Includes $13,500 for consulting services Mr. Kilambi provided to us after joining our board of directors, and $50,000 paid to Mr. Kilambi in exchange for consulting services he provided prior to joining our board of directors.

(5)	Represents the dollar amount of options to purchase 500,000 shares of the Company’s common stock, having an exercise price of $1.00 per share, that were issued on December 4, 2008.
(6)
Includes $20,286 in compensation paid to Mr. Bailey for serving as a director between July 1, 2008, and December 31, 2008, and $50,000 paid to Mr. Bailey in exchange for consulting services he provided prior to joining our board of directors.

(7)
On June 13, 2008, we issued Mr. Porco 150,000 shares of common stock, as compensation for employment services provided to us from January 2008 through June 2008.  The shares were valued at $ 1.367 per share, for an aggregate value of $205,200.

(8)	Represents the dollar amount of options to purchase 1,000,000 shares of the Company’s common stock, having an exercise price of $1.00 per share, that were issued on December 4, 2008.
(9)
Includes $1,022,126 relating to Envenia Networks, Inc., during 2008, in exchange for development services related to our technology.  Mr. Porco is the sole shareholder, officer and director of Envenia Networks, Inc.

EXECUTIVE COMPENSATION - continued

Employment Agreements

Employment Agreement with Maurizio Angelone.   We entered into an Employment Agreement with Maurizio Angelone dated January 14, 2009.  The agreement has a three (3) year term, which commenced on May 1, 2009 (the “Commencement Date”).  The agreement provides for a monthly salary of $25,000 and an annual cash bonus of up to $350,000 based on the achievement of milestones to be mutually agreed upon.  The agreement also provides for a signing bonus of $300,000.  The agreement provides for the issuance to Mr. Angelone of Three Million (3,000,000) shares of our common stock, vesting in 6 equal installments of 500,000 shares, six months, twelve months, eighteen months, twenty four months, thirty months and thirty-six months after the Commencement Date, if Mr. Angelone is employed as of the applicable vesting date.  The agreement also provides for the grant of options to purchase an aggregate of 7,000,000 shares of our common stock, having an exercise price of $1.00 per share.  Three Million (3,000,000) of the options vest in four equal installments six months, twelve months, twenty-four months and thirty-six months after the Commencement Date.  Four Million (4,000,000) of the options vest upon the achievement of certain milestones related to our earnings, the launch of our advertising platform for mobile devices in various countries, and the generation of advertising revenue.  Upon a change of control, all of Mr. Angelone’s options and stock grants automatically vest.  In addition, to the extent a change of control results in net proceeds to us or out stockholders, after payments of all debts, liabilities and other outstanding obligations, of more than $250,000,000, Mr. Angelone shall be entitled to receive (a) One Percent (1%) of the net proceeds between $250,000,000 and $500,000,000, (b) One and One-Half  Percent (1½%) of the net proceeds between $500,000,001 and $750,000,000, (c) Two Percent (2%) of the net proceeds between $750,000,000 and $1,000,000,000, (d) Three Percent (3%) of the net proceeds between $1,000,000,001 and $1,500,000,000, and (e) Four Percent (4%) of any net proceeds over $1,500,000,001.  We also agreed to provide Mr. Angelone and his family with medical benefits, and all other customary benefits afforded generally to our senior level executive employees located within the United States, and to pay expenses incurred by Mr. Angelone in relocating from Madrid, Spain to Miami, Florida.  We also agreed to provide Mr. Angelone with a monthly automobile allowance of $1,500, and to reimburse Mr. Angelone for all reasonable car insurance, fuel, and vehicle maintenance expenses.   We further agreed to provide Mr. Angelone with a housing allowance of $3,500 per month for no less than the first 12 months after Mr. Angelone’s relocation to Miami, Florida.  Mr. Angelone is entitled to six (6) weeks of paid vacation each calendar year during the Term.  If we terminate Mr. Angelone, without cause, we must pay his base salary and benefits for the greater of twelve (12) months and the remainder of the Term, and all 3,000,000 shares of common stock granted to Mr. Angelone as described above shall automatically vest.  In addition, Mr. Angelone is entitled to receive up to twelve months of salary and benefits upon a termination as a result of his death or disability.

If Mr. Angelone’s employment terminates as a result of his death or Disability, prior to twenty four (24) months after the Commencement Date then (i) any unvested portion of the Stock Grant shall be cancelled and rescinded, (ii) any unvested Option Shares shall immediately terminate, and (iii) any previously vested Option Shares may be exercised for a period of six (6) months after such termination.  If Mr. Angelone’s employment is terminated as a result of his death or Disability on or after twenty four (24) months after the Commencement Date, then (i) any unvested portion of the Stock Grant shall immediately vest, (ii) any unvested Option Shares shall immediately vest and become exercisable, and (iii) all vested Option Shares may be exercised for a period of six (6) months after such termination.

If Mr. Angelone voluntarily terminates his employment without cause or the Company terminates Mr. Angelone’s employment for “Cause,” then (i) any unvested portion of the Stock Grant shall be cancelled and rescinded, (ii) any unvested Option Shares shall immediately terminate, and (iii) Mr. Angelone may exercise any previously vested Option Shares for thirty (30) days following such termination.

If the Company terminates Mr. Angelone’s employment without “Cause,” (i) the entire Stock Grant shall automatically vest, (ii) any unvested Option Shares shall immediately terminate, and (iii) Mr. Angelone may exercise any previously vested Option Shares for ninety (90) days following such termination.

Employment Agreement with Gino Porco.  On January 1, 2008, we entered into an Employment Agreement with Gino Porco, pursuant to which Mr. Porco serves as Chairman of our Advisory Board.  The Employment Agreement has an initial term of two years, and automatically renews for additional successive one year terms, unless either party provides the other with notice of termination sixty days prior to the end of the initial term or the applicable renewal term.  We agreed to compensate Mr. Porco through the issuance of 25,000 shares of our common stock each month.  Our board must review Mr. Porco’s base salary and performance on an annual basis and propose annual increases based on Mr. Porco’s performance.  We also agreed to pay Mr. Porco an annual bonus to be based on a set of objectives to be negotiated and mutually agreed upon.  We also agreed to pay Mr. Porco a bonus upon a change in our control, the nature and amount of which the parties would negotiate and mutually agree upon.  To date, we have not negotiated or agreed upon the objectives on which Mr. Porco’s annual bonus shall be based or the nature and amount of the bonus to be paid to Mr. Porco upon a change in control.  Mr. Porco is entitled to participate in any benefit plan sponsored or maintained by us for the benefit of our senior officers, including, without limitation, any group life, medical, disability insurance or similar plan or program.  If Mr. Porco terminates his employment for good reason (as defined in the Employment Agreement), or we terminate the Agreement without cause (as defined in the Employment Agreement), and Mr. Porco executes a release of all claims against us, we must, in addition to paying Mr. Porco amounts earned prior to such termination, (1) pay Mr. Porco one year of base salary, (2) to the extent permitted by law, provide Mr. Porco with continued coverage for twelve months under all medical, dental, vision and prescription drug benefit plans, or pay Mr. Porco the amount of the premiums therefore, (3) pay Mr. Porco any annual bonus to which he would otherwise be entitled for the calendar year during which such termination occurs, and (4) accelerate all stock options held by Mr. Porco which are scheduled to vest during the 12 month period following the termination.  On July 1, 2008, we executed an Amendment to the Employment Agreement which changed the compensation from the issuance to Mr. Porco of 25,000 shares per month, to the payment to Mr. Porco of $25,000 per month.  On August 12, 2009, we executed an Amendment to the Employment Agreement effective April 1, 2009 which changed the compensation from the payment to Mr. Porco of CAN$25,000 per month to the issuance to Mr. Porco of $25,000 divided by the average MyScreen share price for the 20 days prior to the first day of each month payable in restricted common shares.

EXECUTIVE COMPENSATION - continued

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding option awards for each named executive officer and director, as of December 31, 2008. There are no Stock Awards to report.

	Option Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date
Terrence Rodrigues, Director, President, Secretary Treasurer	83,333	416,667 (1)	416,667 (1)	$1.00	Dec. 4, 2018
Raghunath Kilambi, Director and former Chief Financial Officer	166,667	833,333 (2)	833,333 (2)	$1.00	Dec. 4, 2018
James Bailey, Director	83,333	416,667 (1)	416,667 (1)	$1.00	Dec. 4, 2018
Gino Porco	166,667	833,333 (2)	833,333 (2)	$1.00	Dec. 4, 2018

(1)	Options vest in 5 equal installments of 83,333 shares on December 31, 2008, June 30, 2009, December 31, 2009, June 30, 2010, December 31, 2010 and 83,335 shares on June 30, 2011.
(2)	Options vest in five equal installments of 166,667 shares on December 31, 2008, June 30, 2009, December 31, 2009, June 30, 2010, December 31, 2010 and 166,665 shares on June 30, 2011.

AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee are provided in its Charter, which was approved by the Board of Directors of the Company on November 28, 2008.  A copy of the Charter is attached to this Proxy Statement as Appendix A.

In fulfilling its oversight responsibilities with respect to the December 31, 2008, financial statements, the Audit Committee, among other things, has:

•
reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2008, including a discussion of the quality and acceptability of the Company’s financial reporting and internal controls;

•
discussed with the Company’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, published by the Auditing Standards Board of American Institute of Certified Public Accountants;

•
discussed with the Company’s independent registered public accounting firm its independence from management and the Company, received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and considered the compatibility of non-audit services with the Company’s independent registered public accounting firm’s independence; and

•	discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Respectfully submitted,

AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
MY SCREEN MOBILE, INC.

Shane Carroll, Member

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

From time to time, the Company has engaged in various transactions with certain of its directors, executive officers and other affiliated parties. The following paragraphs summarize certain information concerning certain transactions and relationships that have occurred during the past fiscal year or are currently proposed.

On or about April 4, 2007, the Company entered into a Development Agreement with Envenia Networks, Inc., pursuant to which Envenia Networks, Inc., agreed to provide development services related to the technology the Company acquired from Gino Porco.  Under the terms of the Development Agreement, the Company paid Envenia, $2,826,770, between April 2007 and May 2008.  Mr. Porco was and is the sole shareholder, officer and director of Envenia Networks, Inc.

On January 1, 2008, the Company entered into an Employment Agreement with Gino Porco, the beneficial owner of over 5% of the Company’s outstanding common stock, pursuant to which Mr. Porco serves as Chairman of the Company’s Advisory Board.  The Employment Agreement has an initial term of two years, and automatically renews for additional successive one year terms, unless either party provides the other with notice of termination sixty days prior to the end of the initial term or the applicable renewal term.  We agreed to compensate Mr. Porco through the issuance of 25,000 shares of the Company’s common stock each month.  On or about June 13, 2008, the Company issued Mr. Porco 150,000 shares of common stock as compensation for January 2008 through June 2008.  The shares were valued at $ 1.367 per share, for an aggregate value of $ 205,050.   On July 1, 2008, the Company executed an Amendment to the Employment Agreement which changed the compensation from the issuance to Mr. Porco of 25,000 shares per month, to the payment to Mr. Porco of $25,000 per month.  On August 12, 2009, we executed an Amendment to the Employment Agreement effective April 1, 2009 which changed the compensation from the payment to Mr. Porco of CAN$25,000 per month to the issuance to Mr. Porco of $25,000 divided by the average MyScreen share price for the 20 days prior to the first day of each month payable in restricted common shares.

On May 27, 2008, the Company entered into an Exclusive Territory Agreement with Orascom Telecom Holdings, S.A.E. and Weather Investments, S.P.A., under which the Company granted Orascom, Weather and their subsidiaries, the exclusive right to promote and deliver the Company’s services within Algeria, Bangladesh, Canada, Egypt, Greece, Italy, North Korea, Pakistan, Tunisia and Zimbabwe.    We entered into the Exclusive Territory Agreement as a condition to the Securities Purchase Agreement dated May 15, 2008, between us and Weather Investments, S.P.A., pursuant to which in exchange for $10,000,000, the Company sold 12,500,000 shares of common stock along with a warrant to purchase 20,000,000 shares of the Company’s common stock which at the time constituted 10% of the Company’s outstanding common stock.  We had no business dealings with Weather or Orascom prior to May 15, 2008.

On May 28, 2008, the Company paid each of Raghunath Kilambi and James Bailey $50,000 as compensation for services they performed in connection with the closing of the $10,000,000 stock purchase transaction the Company entered into with Weather Investments, S.P.A.  Mr. Kilambi has served as a director since June 1, 2008 and served as the Company’s Chief Financial Officer from June 1, 2008 to September 15, 2009.Mr. Bailey has served as a director since June 1, 2008.

On June 11, 2008, the Company issued Trans Stahl Ltd., 100,000 shares of common stock in exchange for consulting services.  The shares were valued at $1.95 per share, and therefore, this transaction had a value of $195,000.  At the time of issuance, Trans Stahl Ltd., was the owner of more than 5% of the Company’s outstanding common stock.

On November 10, 2008, the Company entered into an Asset Purchase Agreement with LBS Ventures, Inc., pursuant to which the Company acquired certain technology related to the Company’s mobile advertising technology, in exchange for 4,000,000 shares of common stock which was subsequently mutually adjusted to 2,000,000 shares. In addition, cash consideration of $882,000 was paid.  The shares were valued at $1.01per share, and therefore, this transaction had a value of $42,902,000.  Gino Porco, the beneficial owner of over 5% of the Company’s outstanding common stock, was and is the sole shareholder, officer and director of LBS Ventures, Inc.

Between July 1, 2008 and December 31, 2008, the Company paid Raghunath Kilambi, a director and the Company’s Chief Financial Officer, $97,200 for serving as Chief Financial Officer.   In June 2008, the Company paid Mr. Kilambi $13,500 for consulting services he provided to us prior to becoming a director.

During the period July 1, 2008 to December 31, 2008 James Bailey, a director, was paid $20,286 for serving as a director.

On December 4, 2008, the Company’s Board approved the issuance to each of James Bailey and Terrence Rodrigues, two of the Company’s directors, of options to purchase 500,000 shares of common stock.  On December 4, 2008, the Company’s Board also approved the issuance to each of Raghunath Kilambi, a director and the Company’s Chief Financial Officer, and Gino Porco, the holder of more than 5% of the Company’s outstanding common stock, of options to purchase 1,000,000 shares of common stock.  All of the options approved on December 4, 2008, have an exercise price of $1.00 per share, which was the closing trading price of the common stock on that date, and vest in 6 equal semiannual installments, with the first installment vesting on December 31, 2008.

During 2008, the Company paid Terrence Rodrigues $11,466 for his service as a director between January 1, 2008 and December 31, 2008.  During 2008, the Company paid James Bailey $25,000 for his service as a director between July 1, 2008 and December 31, 2008.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company is aware of the following individual directors, officers or beneficial owners of more than ten percent of the Company’s Common Stock that, during the fiscal year 2008 or for the fiscal year 2008, failed to file on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934.

1.           Terrence Rodrigues was elected as a director, and appointed as our Chief Executive Officer and Secretary, in April 2007.  Mr. Rodrigues did not file a Form 3 upon his election and appointment.  In addition, Mr. Rodrigues did not file a Form 5 for the fiscal year ended December 31, 2007.

2.           In May 2007, we issued each of Pap Capital, Inc., and Vroom Vroom Group, Inc., 9,312,500 shares of common stock, which constituted over ten percent of our outstanding common stock.  Gino Porco, the sole shareholder, officer and director of PAP Capital, Inc., and Vroom Vroom Group, Inc., did not timely file a Form 3 reporting both of such issuances, or a Form 5 for the fiscal year ended December 31, 2007.  During 2008, we made four separate issuances of securities to Gino Porco, or entities he controls.  Mr. Porco did not timely file Form 4s reporting any of those issuances.

3.           On June 13, 2007, we issued Trans Stahl Ltd., 35,000,000 shares of common stock, which represents over 10% of our outstanding common stock.  Trans Stahl Ltd. did not timely file a Form 3 reporting such issuance, or a Form 5 for the fiscal year ended December 31, 2007.   On June 11, 2008, we issued Trans Stahl Ltd., 100,000 shares of common stock.  Trans Stahl Ltd. did not timely file a Form 4 reporting such issuance.

4.           On December 4, 2008, our Board approved the issuance to James Bailey and Terrence Rodrigues, two of our directors, of options to purchase 500,000 shares of common stock.  On December 4, 2008, our Board also approved the issuance to Raghunath Kilambi, a director and our Chief Financial Officer, of options to purchase 1,000,000 shares of common stock.  Neither Mr. Bailey, nor Mr. Kilambi timely filed a Form 4 reporting such issuance.  Mr. Rodrigues has not filed a Form 4 reporting such issuance.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR FISCAL YEARS 2006, 2007, 2008 AND 2009.

The Board of Directors appointed Madsen & Associates CPA’s, Inc. (“Madsen”), as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal years ending December 31, 2006, December 31, 2007, December 31, 2008 and December 31, 2009.

A proposal will be presented at the Annual Meeting to ratify the appointment of Madsen as the Company’s independent registered public accounting firm. One or more of the representatives of that firm are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so. Neither the Company’s Bylaws nor its other governing documents or law require stockholder ratification of the selection of Madsen as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of Madsen to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion, may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MADSEN & ASSOCIATES AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEARS 2006, 2007, 2008 AND 2009.

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees for fiscal years ended December 31, 2008 and 2007 were as follows:

	Fiscal 2008	Fiscal 2007

Audit Fees	$32,018	$9,800

Audit-Related Fees

Tax Fees	$650	$600

All Other Fees

Total Fees	$32,668	$10,400

A description of the types of services provided in each category is as follows:

Audit Fees—Includes fees billed for professional services rendered by our principal accountant for the audit of our annual financial statements and for other services normally provided by our accountant in connection with statutory and regulation filings or engagements.

Audit-Related Fees—Includes fees billed for assurance and related services by our principal accountant that were reasonably related to the performance of the audit or review of our financial statements.

Tax Fees—Includes fees billed for professional services rendered by our principal accountant for preparation of our Federal Tax Returns.

All Other Fees—Includes fees billed for products and services provided by our principal accountant other than services reported under Audit Fees, Audit-Related Fees and Tax Fees.

Audit Committee Pre-Approval Policy

To ensure the independence of the Company’s independent auditor and to comply with applicable securities laws, listing standards, and the Audit Committee charter, the Audit Committee is responsible for reviewing, deliberating and, if appropriate, pre-approving all audit, audit-related, and non-audit services to be performed by the Company’s independent auditors. For that purpose, the Audit Committee has established a policy and related procedures regarding the pre-approval of all audit, audit-related, and non-audit services to be performed by the Company’s independent auditor (the “Policy”).

PROPOSAL 3 - APPROVAL OF 2008 LONG-TERM INCENTIVE PLAN

The following summary of the Company’s 2008 Long-Term Incentive Plan, as proposed to be approved by shareholders is qualified by reference to the full text of the Plan, which is attached as Appendix D to this proxy statement.

The Company’s 2008 Long-Term Incentive Plan was adopted by our Board of Directors subject to shareholder approval on November 13, and has been in effect as of November 13, 2008.  The following description of the plan is intended to be a summary and does not describe all provisions of the plan.

The purpose of the plan is to advance the interests of the Company and the Company’s stockholders by:

•
providing the opportunity to the Company’s employees, directors and service providers to develop a sense of proprietorship and personal involvement in the Company’s development and financial success and to devote their best efforts to the Company’s business; and

•
providing the Company with a means through which the Company may attract able individuals to become the Company’s employees or to serve as the Company’s directors or service providers and providing the Company a means whereby those individuals, upon whom the responsibilities of the Company’s successful administration and management are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the Company’s welfare.

The plan provides for the grant of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares, cash-based awards, and other stock-based awards.

Duration.

Generally, the plan will terminate ten years from the effective date of the plan. After the plan is terminated, no awards may be granted, but any award previously granted will remain outstanding in accordance with the plan.

Administration.

The plan is administered by the Board of Directors, committees or subcommittees thereof that the Board of Directors designates to administer the plan. Committee members will be appointed from time to time by, and will serve at the discretion of, the Board of Directors. The committee has full and exclusive discretionary power and authority to interpret the terms and intent of the plan or any agreement or document related to the plan, determine eligibility for awards and adopt such rules, regulations, forms, instruments and guidelines for administering the plan as the committee deems necessary or proper. The committee may delegate its duties or powers to one or more of its members, or to one or more officers, agents or advisors. To date the Plan has been administered by the Chief Financial Officer.

Number of authorized shares.

The Company has authorized a maximum of 12,500,000 shares of common stock for issuance under the plan.  Subject to the plan, the maximum number of shares that may be available for grant as restricted stock or restricted stock units is 2,500,000.

Annual award limits.

Except as provided in the plan, no individual participant may receive awards in any calendar year that relate to more than 1,000,000 shares (subject to adjustment for stock splits, combinations, recapitalizations, and the like). In the case of an award which is not valued in a way in which the foregoing limitation would effectively operate, any individual participant may not be granted awards authorizing the earning during any calendar year of an amount that exceeds such participant's annual limit. For this purpose, a participant's annual limit will be equal to $5,000,000 plus the amount of such participant's unused annual limit as of the close of the previous calendar year.

PROPOSAL 3 - APPROVAL OF 2008 LONG-TERM INCENTIVE PLAN - continued

Eligibility and participation.

All of the Company’s employees, directors and service providers are eligible to participate in the plan.  The employees, directors and service providers of the Company’s subsidiaries are also eligible to participate in the plan.  The Plan administrator may select from all eligible individuals those individuals to whom awards will be granted and will determine the nature of any and all terms permissible by law and the amount of each award.

Stock options.

The Plan administrator may grant options to participants in such number, upon such terms and at any time as it determines, provided that incentive stock options may be granted only to eligible employees. Each option grant will be evidenced by an award document that will specify the exercise price, the maximum duration of the option, the number of shares to which the option pertains, conditions upon which the option will become vested and exercisable and such other provisions as the Plan administrator shall determine which are not inconsistent with the plan. The award document will also specify whether the option is intended to be an incentive stock option or a non-qualified stock option.

The exercise price for each option will be set as follows, as determined by the Plan administrator:

▪	based on 100% of the fair market value of the shares on the date of grant;
▪	set at a premium to the fair market value of the shares on the date of grant; or
▪	indexed to the fair market value of the shares on the date of grant, with the Plan administrator determining the index.

Other than with respect to a substitute award, which is an award granted to a holder of an option, stock appreciation right or other award granted by a company that is acquired by the Company or a subsidiary, or with which the Company or a subsidiary combines, in assumption of, or in substitution for, such outstanding award previously granted by such company, the exercise price on the date of grant must be at least equal to 100% of the fair market value of the shares on the date of grant.

Each option will expire at such time as the Plan administrator determines at the time of its grant; however, no option will be exercisable later than the 10th anniversary of its grant date. Notwithstanding the foregoing, and if permitted by applicable law, for options granted to participants outside the United States, the Plan administrator can set options that have terms greater than ten years.

Options will be exercisable at such times and be subject to such terms and conditions as the Plan administrator approves, which terms and conditions need not be the same for each grant or for each participant. A condition of the delivery of shares as to which an option will be exercised will be the payment of the exercise price.  The exercise price may be paid in cash or its equivalent, or by tendering previously acquired shares having an aggregate fair market value at the time of exercise equal to the exercise price (subject to applicable securities laws and holding periods), by a combination of the foregoing, or by any other method approved by the Plan administrator.  Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment, the Company will deliver to the participant, evidence of book-entry shares or, upon his or her request, share certificates in an appropriate amount based on the number of shares purchased under the option(s). The Plan administrator may impose such restrictions on any shares acquired pursuant to the exercise of an option as it may deem advisable, including, but not limited to, minimum holding period requirements or restrictions.

Each participant's award document will set forth the extent to which he or she will have the right to exercise the option following termination of his or her employment or services. Such provisions shall be determined by the Plan administrator and may vary among grants.

Only in the event that the Company is not accounting for equity compensation under APB Opinion No. 25, the Plan administrator has the ability to substitute, without receiving any participant's permission, stock appreciation rights paid only in shares for outstanding options. The terms of the substituted stock appreciation rights must be the same as the terms for the options, and the aggregate difference between the fair market value of the underlying shares and the grant price of the stock appreciation rights must equal the aggregate difference between the fair market value of the underlying shares and the exercise price of the options. If, in the opinion of the Company’s auditors, this would create adverse accounting consequences for the Company, it will be considered null and void.

To date, the Company has granted stock options to purchase 8,600,000 shares of common stock under the plan, which options have exercise prices ranging from $1.00 per share to $1.45 per share.   6,450,000 of such options vest in 6 equal semi-annual installments, and 2,150,000 of the options vest in 3 equal installments every 8 months.

PROPOSAL 3 - APPROVAL OF 2008 LONG-TERM INCENTIVE PLAN - continued

Stock appreciation rights.

The Plan administrator may grant freestanding stock appreciation rights, tandem stock appreciation rights, or any combination of these forms of stock appreciation rights.  Freestanding stock appreciation rights are stock appreciate rights granted independently of an option.  Tandem stock appreciation rights are stock appreciate rights granted together with an option.

Subject to the provisions of the plan, the Plan administrator will have complete discretion in determining the number of stock appreciation rights granted to each participant and the terms and conditions pertaining to such stock appreciation rights.

Each stock appreciation right will be evidenced by an award document that will specify the grant price, the term of the stock appreciation right and such other provisions as the Plan administrator determines.

The grant price for each freestanding stock appreciation right shall be set and determined in the same way as the exercise prices for the Company’s stock options. The grant price of tandem stock appreciation rights will be equal to the exercise price of the related option.

Freestanding stock appreciation rights may be exercised upon whatever terms and conditions the Plan administrator imposes. Tandem stock appreciation rights may be exercised for all or part of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option; provided, however, a tandem stock appreciation right may be exercised only with respect to the shares for which its related option is then exercisable. The plan contains additional provisions for tandem stock appreciation rights granted with incentive stock options.

Upon the exercise of a stock appreciation right, a participant will be entitled to receive payment in an amount determined by multiplying the excess of the fair market value of a share on the date of exercise over the grant price, by the number of shares with respect to which the stock appreciation right is exercised. The payment upon exercise may be in cash, shares, or any combination thereof, or in any other manner approved by the Plan administrator. The form of settlement will be set forth in the award document. The Plan administrator may impose such other conditions and/or restrictions on any shares received upon exercise of a stock appreciation right as it may deem advisable or desirable. These restrictions may include a requirement that the participant hold the shares received upon exercise of a stock appreciation right for a specified period of time.

Each award document will set forth the extent to which the participant will have the right to exercise the stock appreciation right following his or her termination of employment or services, which provisions may be determined in the sole discretion of the Plan administrator and need not be uniform among all stock appreciate rights.

The Company has not granted any stock appreciation rights under the plan.

Restricted stock and restricted stock units.

The Plan administrator may grant shares of restricted stock and/or restricted stock units to participants. Restricted stock units will be similar to restricted stock, except that no shares are actually awarded to the participant on the date of grant.

Each grant will be evidenced by an award document that will specify the period(s) of restriction, the number of shares of restricted stock, or the number of restricted stock units granted and such other provisions as the Plan administrator determines.

Generally, shares of restricted stock will become freely transferable after all conditions and restrictions applicable to such shares have been satisfied or lapse, and restricted stock units will become freely transferable after the date of delivery or other payment.

The Plan administrator may impose such other conditions or restrictions on any shares of restricted stock or restricted stock units as it may deem advisable, including a requirement that participants pay a stipulated purchase price for each share of restricted stock or each restricted stock unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of performance goals, time-based restrictions and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which the shares are then listed and/or traded, or holding requirements or sale restrictions placed on the shares by the Company upon vesting of the restricted stock or restricted stock units.

PROPOSAL 3 - APPROVAL OF 2008 LONG-TERM INCENTIVE PLAN - continued

Restricted stock and restricted stock units. - continued

Unless otherwise determined by the Plan administrator, and to the extent permitted by applicable law, participants holding shares of restricted stock may be granted the right to exercise full voting rights with respect to those shares during the period of restriction (as defined in the plan). A participant will have no voting rights with respect to any restricted stock units.

Each award document will set forth the extent to which the participant will have the right to retain restricted stock and/or restricted stock units following termination of his or her employment or services.

The Plan administrator may provide that an award of restricted stock is conditioned upon the participant making or refraining from making an election with respect to the award under Section 83(b) of the United States Internal Revenue Code of 1986, as amended.

To date, the Company has granted no restricted stock or restricted stock units.

Performance units and performance shares.

The Plan administrator may grant performance units and/or performance shares to participants in such amounts and upon such terms as the Plan administrator determines.

Each performance unit will have an initial value that is established by the Plan administrator at the time of grant. Each performance share will have an initial value equal to the fair market value of a share on the date of grant. The Plan administrator will set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of performance units or shares that will be paid out to the participant.

After the applicable performance period has ended, the participant will be entitled to receive payout on the value and number of performance units or shares earned by him or her over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

Payment of earned performance units or shares will be as determined by the Plan administrator and as evidenced in the award document. The Plan administrator may pay earned performance units or shares in the form of cash, shares, or a combination equal to the value of the earned performance units or shares at the close of the applicable performance period, or as soon as practicable after the end of the performance period. Any shares may be granted subject to any appropriate restrictions. The form of payout will be set forth in the award document.

Each award document will set forth the extent to which the participant will have the right to retain performance units or shares following termination of his or her employment or services.

The Company has not granted any performance units or shares under the plan.

Cash-based awards and other stock-based awards.

The Plan administrator may grant cash-based awards to participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Plan administrator determines.

The Plan administrator may grant other types of equity-based or equity-related awards not otherwise described by the provisions of the plan, including the grant or offer for sale of unrestricted shares, in such amounts and subject to such terms and conditions as the Plan administrator determines. Such awards may involve the transfer of actual shares to participants or payment in cash or otherwise of amounts based on the value of shares, and may include awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

PROPOSAL 3 - APPROVAL OF 2008 LONG-TERM INCENTIVE PLAN - continued

Cash-based awards and other stock-based awards. - continued

Each cash-based award will specify a payment amount or range which shall be determined by the Plan administrator.  Each other stock-based award will be expressed in terms of shares or units based on shares, as determined by the Plan administrator. The Plan administrator may establish performance goals in its discretion, in which case, the number and/or value of awards that will be paid out to the participant will depend on the extent to which the performance goals are met. Payment, if any, will be made in accordance with the terms of the award, in cash or shares as the Plan administrator determines.

The Plan administrator will determine the extent to which the participant will have the right to receive cash-based awards or other stock-based awards following termination of his or her employment or services.

The Company has not granted any cash-based or other stock-based awards under the plan.

Non-employee director awards.

All awards to the Company’s non-employee directors will be determined by the Board of Directors or the committee.

Dividend equivalents.

Any participant selected by the Plan administrator may be granted dividend equivalents based on the dividends declared on shares that are subject to any award, to be credited as of dividend payment dates, during the period between the date the award is granted and the date the award is exercised, vests, or expires, as determined by the Plan administrator. Dividend equivalents will be converted to cash or additional shares by such formula and at such time and subject to such limitations as determined by the Plan administrator.

Performance objectives.

Unless and until the Plan administrator proposes for stockholder vote and the stockholders approve a change in the general performance measures below, the performance goals upon which the payment or vesting of an award to a covered employee (except as otherwise provided in the plan) that is intended to qualify as performance-based compensation will be limited to the following performance measures:

▪	net earnings or net income (before or after taxes);
▪	earnings per share;
▪	net sales or revenue growth;
▪	net operating profit;
▪	return measures (including return on assets, capital, invested capital, equity, sales, or revenue);
▪	cash flow (including operating cash flow, free cash flow, and cash flow return on equity);
▪	earnings before or after taxes, interest, depreciation and/or amortization, and/or lease payments or other rent obligations;
▪	gross or operating margins;
▪	productivity ratios;
▪	share price (including growth measures and total stockholder return);
▪	expense targets;
▪	margins;
▪	operating efficiency;
▪	market share;
▪	customer satisfaction;
▪	working capital targets; and
▪	economic value added (i.e., net operating profit after tax minus the sum of capital multiplied by the cost of capital).

PROPOSAL 3 - APPROVAL OF 2008 LONG-TERM INCENTIVE PLAN - continued

Transferability of awards.

Generally, awards cannot be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. However, with respect to the Company’s non-qualified stock options, the Board of Directors or the committee may permit further transferability and impose conditions and limitations on any permitted transferability.

Change in control.

Notwithstanding any other provision of the plan to the contrary, in the event of a "change in control" (as defined in the plan), provisions specified in the plan will apply, unless otherwise determined by the Plan administrator in connection with the grant of any award.  Upon a change in control, all then-outstanding stock options and stock appreciation rights will become fully vested and exercisable, and all other then-outstanding awards that vest on the basis of continuous service will vest in full and be free of restrictions, except to the extent that another award meeting the requirements of a "replacement award" (as defined in the plan) is provided to the participant pursuant to the plan to replace such award. The treatment of any other awards will be as determined by the Plan administrator in connection with their grant.

Upon a termination of employment or directorship of a participant occurring in connection with or during the period of one year after such change in control, other than for cause,

▪
all replacement awards held by the participant will become fully vested and (if applicable) exercisable and free of restrictions; provided, however, that if such acceleration would cause penalty taxation under Section 409A of the Code with respect to any replacement award, then the Plan administrator may unilaterally delay such acceleration for such time as is sufficient to avoid such penalty, and

▪
all stock options and stock appreciation rights held by the participant immediately before the termination of employment or termination of directorship that the participant held as of the date of the change in control or that constitute replacement awards shall remain exercisable for not less than one year following such termination or until the expiration of the stated term of such stock option or stock appreciation right, whichever period is shorter; provided, that if the applicable award document provides for a longer period of exercisability, that provision shall control.

Adjustments in authorized shares.

In the event of any of the corporate events or transactions described in the plan, to avoid any unintended enlargement or dilution of benefits, the Plan administrator has the sole discretion to substitute or adjust the number and kind of shares that can be issued or otherwise delivered.

Forfeiture events.

The Plan administrator may specify in an award document that the participant's rights, payments and benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award.  Such events may include, but shall not be limited to, termination of employment for cause, termination of the participant’s provision of services to the Company or any of the Company’s affiliates, violation of material company policies, breach of non-competition, confidentiality or other restrictive covenants, or other conduct that is detrimental to the Company’s or the Company’s affiliates’ business or reputation.

If the Company are required to prepare an accounting restatement due to the Company’s material noncompliance, as a result of misconduct, with any financial reporting requirement under the security laws, then if the participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the participant will reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the SEC (whichever just occurred) of the financial document embodying such financial reporting requirement.

Amendment and Termination.

Subject to, and except as, provided in the plan, the Plan administrator has the sole discretion to alter, amend, modify, suspend, or terminate the plan and any award document in whole or in part. However, without the prior approval of the Company’s stockholders, and except as provided in an award document, stock options or stock appreciation rights will not be repriced, replaced or regranted through cancellation or by lowering the exercise or grant price, and no amendment of the plan will be made without stockholder approval if stockholder approval is required by law, regulation or stock exchange rule.  In addition, the Plan administrator may make adjustments in the terms and conditions of, and the criteria included in, any awards in recognition of, unusual or nonrecurring events, such as mergers, consolidations, reorganizations, recapitalizations, separations, stock dividends, stock splits, reverse stock splits, split ups, spin-offs or other distributions of the Company’s stock or property, combination of shares, exchange of shares, dividend or other like change in the Company’s capital structure or distribution (other than  normal cash dividends) to the Company’s stockholders, or any similar corporate event or transaction, affecting the Company’s financial statements, or of changes in applicable laws, rules or regulations, whenever the Plan administrator determines that such adjustments are appropriate to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2008 LONG-TERM INCENTIVE PLAN.

PROPOSAL 4 – RATIFICATION OF THE 1-FOR-100 REVERSE STOCK SPLIT AFFECTED MARCH 11, 2007

On February 28, 2007, the Board of Directors approved a 1-for-100 reverse split of the Company’s issued and outstanding common stock.  On March 8, 2007, the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State, which affected the reverse stock split as of March 11, 2007.

As a result of the reverse stock split, each 100 shares of common stock of the Company was exchanged for 1 share of common stock of the Company, resulting in a decrease in the outstanding shares of common stock from 369,047 to 3,690.  The authorized number of shares of common stock, however, remained the same – 25,000,000 shares.  Therefore, the reverse stock split resulted in an increase in the number of authorized but unissued shares of common stock, however, each stockholder’s proportionate ownership of the issued and outstanding shares of common stock effected by the reverse stock split remained the same, except for changes which may have resulted from the rounding of fractional shares to the nearest whole share.

The 1-for-100 reverse stock split was approved by the Board of Directors in anticipation of the financing needs of the Company for launching and commercializing its mobile advertising technology.  The Board of Directors believed that the reduction in the number of issued and outstanding shares of common stock would result in an increase in the per share market price of the Common Stock which would enhance the acceptability of the common stock by the financial community.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE RATIFICATION OF THE 1-FOR-100 REVERSE STOCK SPLIT EFFECTED MARCH 11, 2007

PROPOSAL 5 – RATIFICATION OF CORPORATE NAME CHANGE TO MY SCREEN MOBILE, INC., AND INCREASE IN AUTHORIZED SHARES

On or about April 19, 2007, the Board of Directors approved a resolution changing the Company’s corporate name from “Nouveau International, Inc.” to “My Screen Mobile, Inc.,” and increasing the Company’s authorized common stock from 25,000,000 shares to 200,000,000 shares.  On April 30, 2007, the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State affecting the name change and the increase in the Company’s authorized common stock.

The name change resulted from the Company’s acquisition of the mobile advertising technology branded as “my screen,” and the shift in the Company’s business focus to the branding, development, marketing and sale of such technology.

The increase in the authorized shares of the Company’s common stock, increased the number of authorized but unissued shares of the Company’s common stock available for issuance.  The Board of Directors increased the number of authorized and unissued shares in anticipation of the future financing needs of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE CORPORATE NAME CHANGE TO MY SCREEN MOBILE, INC., AND INCREASE IN AUTHORIZED COMMON STOCK FROM 25,000,000 SHARES TO 200,000,000 SHARES

PROPOSAL 6 – RATIFICATION OF 4-FOR-1 FORWARD
STOCK SPLIT EFFECTED MAY 11, 2007

On May 9, 2007, the Board of Directors approved a 4-for-1 forward split of the Company’s issued and outstanding common stock.  On May 9, 2007, the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State, which affected the forward stock split as of May 11, 2007.  As a result of the forward stock split, each 1 share of common stock of the Company was exchanged for 4 shares of common stock of the Company, resulting in an increase in the outstanding shares of common stock from approximately 3,690 shares to 14,762 shares.

The 4-for-1 forward stock split was approved by the Board of Directors upon the Board of Director’s reevaluation of the Company’s financing needs for launching and commercializing its mobile advertising technology.  The Board of Directors believed that the increase in the number of issued and outstanding shares of common stock would enhance the acceptability of the common stock by the financial community.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE RATIFICATION OF THE 4-FOR-1 FORWARD STOCK SPLIT EFFECTED MAY 9, 2007

PROPOSAL 7 – APPROVAL OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION FOR THE COMPANY

On July 6, 2009, the Board of Directors approved an Amended and Restated Certificate of Incorporation for the Company.

The differences between the original Certificate of Incorporation, as amended, and the Amended and Restated Certificate of Incorporation, result from the Board of Director’s desire to modernize and consolidate the existing Certificate of Incorporation and its numerous amendments, and to increase the authorized number of shares of common stock from 200,000,000 to 300,000,000, and the Company’s authorized blank check preferred stock from 3,000,000 to 10,000,000 shares.  The existing Certificate of Incorporation was originally filed over 12 years ago.  Since that time, there have been several amendments to the Company’s Certificate of Incorporation and significant changes to the laws governing reporting companies.

Set forth below is a detailed description of the material differences between the existing Certificate of Incorporation, as amended, and the Amended and Restated Certificate of Incorporation.  The following summary is qualified by reference to the full text of the Amended and Restated Certificate of Incorporation, which is attached as Appendix E to this proxy statement.  In addition, there are other substantive and stylistic differences between the original Certificate of Incorporation, as amended, and the Amended and Restated Certificate of Incorporation which are not described in detail below, and therefore, you should review the full text of the Amended and Restated Certificate of Incorporation attached hereto.

Increase in Authorized Shares of Common Stock

The existing Certificate of Incorporation, as amended, authorizes the issuance of up to 10,000,000 shares of preferred stock, and 300,000,000 shares of common stock.  As of the Record Date, there were approximately 134,044,050 shares of the Company’s common stock issued and outstanding, and no shares of preferred stock issued and outstanding.  As of the Record Date, there were approximately 15,600,000 shares of common stock reserved for issuance pursuant to presently issued and outstanding options and approximately 27,456,197shares of the Company’s common stock reserved for issuance pursuant to presently issued and outstanding warrants.  Thus, as of the Record Date, assuming full exercise of all outstanding options and warrants, the Company would have approximately 177,100,247 shares of Common Stock or equivalents outstanding.

Management believes that the proposed increase in the authorized number of shares of common stock and blank check preferred stock, would benefit the Company by allowing the Board of Directors to issue additional equity securities to raise additional capital, to pursue strategic investment and partners, to facilitate possible future acquisitions, and to provide stock-related employee benefits.  To date, the Company’s primary source of financing has been private sales of common stock or other equity or debt securities convertible into common stock.  To facilitate such financing transactions, the authorized capital of the Company will need to be increased pursuant to a shareholder-approved amendment to the Company’s Certificate of Incorporation.

Conflicts of Interest and Indemnification

A significant difference between the Company’s original Certificate of Incorporation, as amended, and the Amended and Restated Certificate of Incorporation is the inclusion of conflict of interest and indemnification provisions for the benefit of the Company’s officers, directors, employees and agents, which were not included in the original Certificate of Incorporation, as amended.  Such provisions have become standard among Delaware public companies.  The Board of Directors believes that to attract and retain skilled directors, officers, employees and agents, the Company must be able to provide them with such indemnification protection

Liability of Directors

The Amended and Restated Certificate of Incorporation provides that a director shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director.  Notwithstanding the foregoing, the liability of a director shall not be eliminated or limited by this provision (i) for any breach of his or her duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) for unlawful payments of dividend or unlawful stock purchases or redemptions as prohibited under the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derives an improper personal benefit.  A future repeal or modification of the foregoing provision by the stockholders of the Company, will not adversely affect any right or protection of a director existing at the time of such repeal or modification.

Indemnification.

The Amended and Restated Certificate of Incorporation provides that the Company must, to the broadest and maximum extent permitted by Delaware law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding.

PROPOSAL 7 – APPROVAL OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION FOR THE COMPANY - continued

Conflicts of Interest and Indemnification - continued

The Amended and Restated Certificate of Incorporation also provides that the Company must, to the broadest and maximum extent permitted by Delaware law, pay to such person any and all expenses (including attorneys’ fees) incurred in defending or settling any such action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person, to repay such amount if it shall ultimately be determined by a final judgment or other final adjudication that he or she is not entitled to be indemnified by the Company as authorized by the Amended and Restated Certificate of Incorporation.

Notwithstanding the foregoing provisions, the Company shall not indemnify any person referred to in the above provisions, with respect to any of the following matters:

•	remuneration paid to such person if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law; or

•
any accounting of profits made from the purchase or sale by such person of the Company’s securities within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or

•
actions brought about or contributed to by the dishonesty of such person, if a final judgment or other final adjudication adverse to such person establishes that acts of active and deliberate dishonesty were committed or attempted by such person with actual dishonest purpose and intent and were material to the adjudication; or

•
actions based on or attributable to such person having gained any personal profit or advantage to which he or she was not entitled, in the event that a final judgment or other final judication adverse to such person establishes that such person in fact gained such personal profit or other advantage to which he or she was not entitled; or

•	any matter in respect of which a final decision by a court with competent jurisdiction shall determine that indemnification is unlawful.

In addition, the indemnification and advancement of expenses conferred by the Amended and Restated Certificate of Incorporation is not exclusive of any other right which any person may have or acquire under any statute, the Amended and Restated Certificate of Incorporation, the Company’s Bylaws, by agreement, vote of stockholders or disinterested directors, or otherwise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

PROPOSAL 8 – RATIFICATION OF THE SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND WEATHER INVESTMENTS, S.P.A.

On May 15, 2008, the Company entered into a Securities Purchase Agreement with Weather Investments, S.P.A. (the “Weather Purchase Agreement”), pursuant to which in exchange for $10,000,000, the Company sold 12,500,000 shares of common stock along with a warrant to purchase 20,000,000 shares of common stock for $2.00 per share.  After executing the Weather Purchase Agreement, Weather Investments, S.P.A., directed the Company to issue the warrant and all shares of the Company’s common stock purchased there under, to Orascom Telecom Holdings, S.A.E. .

Under the Weather Purchase Agreement, the Company set aside $3,000,000 of the purchase price to fund mutually agreed upon technical expenditures.  The Company also granted Weather the right to designate the Company’s Chief Financial Officer and up to two individuals for appointment to the Company’s Board of Directors.  Weather nominated James Bailey and Raghunath Kilambi to serve on the Company’s Board and designated Raghunath Kilambi as its nominee for Chief Financial Officer.

In connection with the Weather Purchase Agreement, the Company issued Orascom a Warrant dated May 23, 2008, to purchase up to 20,000,000 shares of the Company’s common stock at an exercise price of $2.00 per share, which warrant expires on May 23, 2012.  The exercise price of the warrant is subject to adjustment in the event of any corporate restructuring.

In connection with the Weather Purchase Agreement, the Company entered into a Registration Rights Agreement dated May 27, 2008, with Orascom, under which the Company agreed to prepare and file a registration statement to include the shares of common stock issued pursuant to the Weather Purchase Agreement and issuable upon exercise of the warrants. In the event that these shares become registered for resale, the Company has also agreed to apply for the Company’s shares to be listed on an agreed-upon national exchange or other quotation or listing service. There is no guarantee that either the Company’s registration statement will be declared effective or that the Company will successfully be able to have the Company’s shares so listed.

            As a condition to the closing of the transactions contemplated by the Weather Purchase Agreement, the Company entered into an Exclusive Territory Agreement dated May 27, 2008, with Orascom and Weather under which the Company granted Orascom, Weather and their subsidiaries, the exclusive right to promote and deliver the Company’s services within Algeria, Bangladesh, Canada, Egypt, Greece, Italy, North Korea, Pakistan, Tunisia and Zimbabwe.

The foregoing description of the Weather Purchase Agreement is qualified in its entirety by reference to the full text of the Weather Purchase Agreement, a copy of which is attached as Appendix F to this proxy statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND WEATHER INVESTMENTS, S.P.A.

PROPOSAL 9  – APPROVAL OF MAURIZIO ANGELONE 2009 STOCK GRANT AND
OPTION PLAN AND AGREEMENT

The Maurizio Angelone Year 2009 Stock Grant and Stock Option Plan and Agreement were approved by the Company’s Board of Directors on July 6, 2009 (the “Plan”).  The purpose of the Plan is to fulfill the Company’s obligations to Maurizio Angelone under the Employment Agreement entered into between the Company and Mr. Angelone (the “Employment Agreement”), and to provide compensation and incentives to Mr. Angelone in connection with his service for the Company.

The following summary of the Plan is qualified by reference to the full text of the Plan, which is attached as Appendix G to this proxy statement.

Stock Grant

The Plan provides for the issuance to Mr. Angelone of Three Million (3,000,000) shares of the Company’s common stock (the “Stock Grant”) vesting in 6 equal installments of 500,000 shares, six months, twelve months, eighteen months, twenty-four months, thirty months and thirty-six months after the official commencement date of Mr. Angelone’s employment with the Company as defined in the Employment Agreement (the “Commencement Date”), if Mr. Angelone is employed with the Company as of the applicable vesting date.

Option Grant

The Plan provides for the grant to Mr. Angelone of options to purchase an aggregate of 7,000,000 shares of the Company’s common stock, having an exercise price of $1.00 per share (the “Option Shares”).  Three Million (3,000,000) of the Option Shares vest in four equal installments, six months, twelve months, twenty-four months and thirty-six months after the Commencement Date, if Mr. Angelone is still employed by the Company as of such dates.  Four Million (4,000,000) of the Option Shares vest upon the achievement of the milestones set forth below:

(a)           1,000,000 of the Option Shares shall vest upon the Company: (i) launching its direct, incentive-based marketing and advertising platform for mobile devices in any country around the world, such that mobile device users in such country begin receiving (or are eligible to receive upon signing up for the appropriate service) advertising to their mobile devices through the Company’s advertising platform; and (ii) generating any revenue from such launch in such country (whether from direct fees, licensing fees, sublicense fees or otherwise, provided, however, that license fees or sublicense fees received from a licensing arrangement in existence prior to the Commencement Date shall not be considered revenue for purposes of meeting this milestone);

(b)           500,000 of the Option Shares shall vest upon the Company: (i) launching its direct, incentive-based marketing and advertising platform for mobile devices in any second country around the world, such that mobile device users in such country begin receiving (or are eligible to receive upon signing up for the appropriate service) advertising to their mobile devices through the Company’s advertising platform; and (ii) generating any Advertising Revenue (as hereinafter defined) from such launch in such second country.  For purposes of this Agreement, “Advertising Revenue” shall mean the Company’s portion of revenue generated from the delivery of advertising or marketing to mobile devices through the Company’s mobile advertising platform, but excluding revenue generated through licensing or sublicensing fees;

(c)           500,000 of the Option Shares shall vest upon the receipt by the Company of an aggregate of $1,000,000 of Advertising Revenue;

(d)           500,000 of the Option Shares shall vest upon the Company: (i) launching its direct, incentive-based marketing and advertising platform for mobile devices in partnership with any Orascom-owned mobile operator around the world; and (ii) generating any Advertising Revenue from such launch in such country;

(e)           500,000 of the Option Shares shall vest at the end of the first fiscal quarter during which the Company has positive Earnings Before Interest, Taxes Depreciation and Amortization; and

(f)           1,000,000 of the Option Shares shall vest at the end of the first fiscal year during which the Company has positive net annual income based on GAAP and on an audited basis.

Upon a Change of Control (as defined in the Plan), all of Mr. Angelone’s options and stock grants automatically vest.  The option expires on the tenth (10th) anniversary of the date the option was granted.

PROPOSAL 9  – APPROVAL OF MAURIZIO ANGELONE 2009 STOCK GRANT AND OPTION PLAN AND AGREEMENT - continued

Termination

If Mr. Angelone’s employment terminates as a result of his death or Disability, prior to twenty four (24) months after the Commencement Date then (i) any unvested portion of the Stock Grant shall be cancelled and rescinded, (ii) any unvested Option Shares shall immediately terminate, and (iii) any previously vested Option Shares may be exercised for a period of six (6) months after such termination.  If Mr. Angelone’s employment is terminated as a result of his death or Disability on or after twenty four (24) months after the Commencement Date, then (i) any unvested portion of the Stock Grant shall immediately vest, (ii) any unvested Option Shares shall immediately vest and become exercisable, and (iii) all vested Option Shares may be exercised for a period of six (6) months after such termination.

If Mr. Angelone voluntarily terminates his employment without cause or the Company terminates Mr. Angelone’s employment for “Cause,” then (i) any unvested portion of the Stock Grant shall be cancelled and rescinded, (ii) any unvested Option Shares shall immediately terminate, and (iii) Mr. Angelone may exercise any previously vested Option Shares for thirty (30) days following such termination.

If the Company terminates Mr. Angelone’s employment without “Cause,” (i) the entire Stock Grant shall automatically vest, (ii) any unvested Option Shares shall immediately terminate, and (iii) Mr. Angelone may exercise any previously vested Option Shares for ninety (90) days following such termination.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE MAURIZIO ANGELONE 2009 STOCK GRANT AND OPTION PLAN AND AGREEMENT

PROPOSAL 10 – APPROVAL OF FORM OF INDEMNIFICATION AGREEMENT

General

The Board has directed the submission to a vote of the stockholders of a Proposal to approve the form of indemnification agreement which may be entered between the Company and its present and future directors, officers and key employees, as may be determined from time to time by the Board, in substantially the form attached to this Proxy Statement as Appendix H. The Board of Directors approved the form of indemnification agreement on July 6, 2009, and pending approval by the stockholders, the Company intends to enter into, indemnification agreements with its directors, officers and certain key employees (each an “Indemnified Party” and collectively, the “Indemnified Parties”). Pursuant to the terms and conditions of the indemnification agreement, the Indemnified Parties are indemnified by the Company against certain liabilities arising out of their service to the Company.

The Company does not currently have indemnification agreements with its directors and officers or with any key employees. The Board believes that such agreements should be adopted for all directors and officers in response to the increasing hazard, and related expense, of unfounded litigation directed against directors and officers, the difficulty of obtaining broad directors’ and officers’ liability insurance and significant limitations in amounts and breadth of coverage, dramatic increases in premiums for that coverage, and the potential inability to continue to attract and retain qualified directors and executive officers in light of these circumstances.

Although neither stockholder approval nor ratification of the form of indemnification agreement is required by law, the Board believes it is appropriate to submit the form of indemnification agreement to the Company’s stockholders for approval because the members of the Board will be parties to, and the beneficiaries of, the rights contained in the indemnification agreements entered by the Company.

The Board believes that entering into indemnification agreements serves the best interests of the Company and its stockholders by strengthening its ability to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to the Company’s success. The indemnification agreements are intended to complement the indemnity protection available under applicable law, the Company’s certificate of incorporation and bylaws and any policies of insurance it may maintain.

In the event the stockholders fail to approve the form of indemnification agreement, the Board will consider whether to modify the form of indemnification agreement and whether to enter into indemnification agreements. Even if the form of indemnification agreement is approved, the Board of Directors in its discretion may amend the indemnification agreements at any future time if it believes that such an amendment would be in the best interests of the Company and its stockholders.

Delaware Law

Under the Delaware General Corporation Law (“DGCL”), a Delaware corporation is obligated to indemnify officers and directors in connection with liabilities arising from legal proceedings resulting from that person’s service to the corporation in certain circumstances. A Delaware corporation may also voluntarily undertake to indemnify certain persons acting on its behalf in certain circumstances.

•
The DGCL states that Delaware corporations shall indemnify any present or former director or officer against reasonable expenses (including attorney’s fees) incurred in connection with any proceeding to which such person was a party if that person is successful on the merits or otherwise in the defense of such action.

•
The DGCL authorizes corporations to indemnify any director or officer against liability incurred in a proceeding to which he or she was a party if his or her conduct was in good faith and he or she reasonably believed that his or her conduct was in or not opposed to the corporation’s best interests, and in the case of any criminal proceeding, the director had no reasonable cause to believe his or her conduct was unlawful. This voluntary indemnification must be approved by a majority of uninterested directors, by a committee of such directors designated by majority vote of uninterested directors, by independent legal counsel in a written opinion if the uninterested directors so direct, or by the stockholders.

•	The DGCL authorizes the Court of Chancery to summarily determine a corporation’s obligation to advance expenses (including attorney’s fees).

•
The DGCL also authorizes corporations to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding if the corporation receives an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation.

PROPOSAL 10 – APPROVAL OF FORM OF INDEMNIFICATION AGREEMENT - continued

Summary of Indemnification Agreement

The following is a summary of some of the key provisions of the proposed indemnification agreement, and is qualified by reference to the full text of the indemnification agreement, which is attached as Appendix H to this proxy statement.

Under the form of indemnification agreement, the Company agrees to indemnify its directors, officers, key employees and agents who are parties to the agreement (an “Indemnitee”), to the fullest extent permitted by law against all expenses and liabilities reasonably incurred by reason of such Indemnitee becoming, or being threatened to be made, a party to any action, claim, suit, investigation or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that the Indemnitee is or was an agent of the Company, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred by the Indemnitee in connection with such action, as long as the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in the best interests of the Company and its stockholders and, with respect to any criminal action, had no reasonable cause to believe that the Indemnitee’s conduct was unlawful.

Under the form of indemnification agreement, the Company also agrees to indemnify an Indemnitee, if the Indemnitee is or was a party or is threatened to be made a party to any action by or in the right of the Company to procure a judgment in the Company’s favor by reason of the fact that the Indemnitee is or was an agent of the Company, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred by the Indemnitee in connection with the action if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in the best interests of the Company and its stockholders.

Under the form of indemnification agreement, the Company shall advance all expenses actually and reasonably incurred by an Indemnitee in connection with the investigation, defense, or appeal of any action covered by the indemnification agreement, however, the Indemnitee is obligated to repay such amounts advanced if, and to the extent that, it is later determined that Indemnitee is not entitled to indemnification by the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FORM OF INDEMNIFICATION AGREEMENT

ANNUAL REPORT

STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

Stockholder proposals intended to be presented at the 2010 Annual Meeting of Stockholders must be received by the Company not later than ______________, 2010, for inclusion in the Company’s proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

Stockholder proposals and nominations for directors made outside of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, may be considered at the 2010 Annual Meeting of Stockholders only if timely notice is given to the Company by ______________, 2010. Such notice must include a description of the proposed business and the reasons therefore. The Board of Directors or the presiding officer at the next annual meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for stockholder action in accordance with applicable law. These requirements are separate from the procedural requirements a stockholder must meet to have a proposal included in the Company’s proxy statement.

COMMUNICATION WITH THE BOARD OF DIRECTORS

A stockholder who wishes to communicate with the Board of Directors, specific individual directors or the non-employee directors as a group, may do so by directing a written request addressed to such director(s) in care of the Corporate Secretary at the address appearing on the first page of this proxy statement. Such communication will be directed to the intended director, group of directors or the entire Board of Directors, as the case may be.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of this proxy statement or annual report is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to deliver multiple copies. The Company will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any stockholder at your address. If you wish to receive a separate copy of the proxy statement or annual report, you may call the Company at (416) 602-4402 or send a written request to My Screen Mobile, Inc., 70 Yorkville Avenue, Suite 300, Toronto, Ontario, Canada, M5R 1B9, Attention: Secretary. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy also by calling the Company at the number or writing to the Company at the address listed above.

OTHER BUSINESS

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than as set forth in the Notice that accompanies this Proxy Statement. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL YEAR 2007 AND ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 2008 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO MY SCREEN MOBILE, INC., 70 YORKVILLE AVENUE, SUITE 300, TORONTO, ONTARIO, CANADA, M5R 1B9, ATTENTION: SECRETARY.

By Order of the Board of Directors,

Secretary

Toronto, Ontario, Canada

_____________, 2009

Appendix A

MY SCREEN MOBILE, INC.,

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

I.	PURPOSE AND GENERAL RESPONSIBILITIES

The primary function of the Audit Committee of the Board of Directors of My Screen Mobile, Inc. (the “Corporation”) is to assist the Board of Directors in fulfilling its oversight responsibilities for financial matters.  It performs this function by:

•	Serving as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system;

•	Reviewing and assessing audit efforts of the Corporation’s independent auditors and internal auditing department, if any;

•	Providing an avenue of open communication among the Corporation’s independent auditors, financial and senior management, internal auditing department, and Board of Directors; and

•	Recommending and approving the selection and engagement of the independent auditor, and reviewing the services performed, the independence and performance of the independent auditor.

In carrying out these responsibilities, the Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities and the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the conduct of any investigation.

While the Audit Committee has the responsibilities set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditor.

II.	COMPOSITION

No member of the Audit Committee shall have a relationship to the Corporation that may interfere with the exercise of their independent judgment.  As soon as reasonably practical, the Audit Committee shall consist of the following:

•
A minimum of three (3) members of the Board of Directors, provided however, there may be less than three (3) members if there are less than three (3) board members that meet the qualifications set forth below, or if permitted under Securities and Exchange Commission Regulation S-B.  In addition,   All members of the Audit Committee shall be:

-	“Independent,” as such term is defined by the standards that may be applicable to the Corporation; and

-	Able to read and understand fundamental financial statements;

•	A chairperson appointed by the Board of Directors; and

•	At least one (1) member that is “financially sophisticated” in that such member has:

-	An understanding of generally accepted accounting principles and financial statements;

-	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

-	Experience preparing, auditing, analyzing or evaluating financial statements;

-	An understanding of internal controls and procedures for financial reporting;

-	An understanding of audit committee functions; and

-
Any other comparable experience or background which results in the member’s financial sophistication, including past employment experience in finance and accounting and/or a requisite professional certification in accounting.

III.	RESPONSIBILITIES AND DUTIES

3.1.	Annual Review of Audit Committee Charter

The Audit Committee shall review this Charter at least annually (or more frequently as circumstances require) for adequacy and recommend to the Board of Directors any necessary changes.  In the event that the Audit Committee determines that changes are necessary to this Charter prior to its scheduled annual review, the Audit Committee may recommend such changes to the Board of Directors prior to the annual review.

3.2.	Recommendation of Independent Auditor

The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditor.  It is understood that the Corporation’s independent auditor is ultimately accountable to the Audit Committee and the Board of Directors.

In this regard, the Audit Committee shall annually recommend to the Board of Directors and the Corporation’s stockholders the selection of the Corporation’s independent auditor.

Factors considered in making that recommendation include the auditor’s independence, effectiveness and fees.  Further, in connection with its continual assessment of the independence of the Corporation’s independent auditor, the Audit Committee shall pre-approve the retention of the Corporation’s independent auditor for any permissible non-audit service and any fee for such service.  The Corporation’s independent auditor is not permitted to perform any of the following services for the Corporation:

•	Bookkeeping or other services related to the accounting records or financial statements of the Corporation;

•	Financial information systems design or implementation;

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit outsourcing services;

•	Management functions or human resources;

•	Broker or dealer, investment advisor or investment banking services;

•	Legal services and expert services unrelated to the Corporation’s audit; and

•	Any other services that the Public Company Accounting Oversight Board or the Securities and Exchange Commission determines is impermissible.

At least annually (or more frequently as circumstances require), the Audit Committee shall review a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Corporation and discuss with the independent auditor all significant relationships the independent auditor has with the Corporation to determine its independence and objectivity.  Any necessary action resulting from that review shall be recommended to the Board of Directors by the Audit Committee.  In addition, the Corporation’s independent auditor and management shall provide to the Audit Committee updates on emerging accounting and auditing issues, as well as an assessment of their potential impact on the Corporation, on a timely basis throughout the year.  Further, the Corporation’s independent auditor and management shall at least annually (or more frequently as circumstances require) provide an analysis of the Corporation’s critical accounting policies.

3.3.	Review of Internal Controls

At least annually (or more frequently as circumstances require), the Audit Committee shall review with the independent auditor and management personnel the adequacy and effectiveness of the Corporation’s accounting, financial and other internal controls, and elicit any recommendations for improvement of existing controls or the addition of new or more detailed controls.

The Audit Committee must collect and discuss any and all received complaints regarding accounting, internal accounting controls, or auditing matters.  An employee of the Corporation may contact the Audit Committee anonymously and submit any concerns regarding questionable accounting or auditing matters.

3.4.	Financial Reporting Process

3.4.1.	Annual Process

On an annual basis prior to the filing of the Corporation’s Annual Report on Form 10-K, 10-KSB or other equivalent form with the Securities and Exchange Commission, the Audit Committee shall review with the independent auditor and management, the Corporation’s annual audited financial statements and related financial disclosures.  As a result of that review, the Audit Committee shall recommend to the Board of Directors whether the audited financials and related disclosures should be included in the Corporation’s Annual Report on Form 10-K, 10-KSB or other equivalent form and the Corporation’s Annual Report to Stockholders.  In connection with that review:

•	The independent auditor shall report on its completion of the annual audit, any significant issues arising and whether it intends to issue an unqualified opinion on the financials;

•	The independent auditor shall express its judgment regarding the quality and appropriateness of the Corporation’s accounting principles as they apply to its financial reporting;

•	Management shall review the annual financial statements with the Audit Committee, discuss significant changes from the previous year and identify the impact of any new accounting pronouncements;

•	The Audit Committee shall consider any significant changes to the Corporation’s auditing and accounting practices as suggested by the independent auditor or management;

•
The Audit Committee shall review separately with management, the internal audit staff, if any, and the independent auditor, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information; and

•
The Audit Committee shall review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as previously approved by the Audit Committee, have been implemented.

Throughout the year, the Corporation’s independent auditor shall describe its audit plans (in terms of scope and procedures to be used) for the year and the progress of those plans to date.

3.4.2.	Quarterly Process

Prior to the filing of the Corporation’s Quarterly Report on Form 10-Q, Form 10-QSB or other equivalent form with the Securities and Exchange Commission, the Audit Committee shall review with the independent auditor any significant issues arising in the independent auditor’s review of the quarterly financial statements and related disclosures.

3.5.	Preparation of the Annual Audit Committee Report

Annually, the Audit Committee shall review and approve for inclusion in the Corporation’s Annual Proxy Statement a “Report of the Audit Committee,” containing information required under the rules of the Securities and Exchange Commission.

3.6.	Review of Significant Litigation and Regulatory Matters

At each quarterly meeting of the Audit Committee (or more frequently as circumstances require), the Corporate Secretary and General Counsel (or such individuals serving in equivalent positions) shall discuss with the Audit Committee any significant litigation or regulatory matters outstanding involving the Corporation.  If significant litigation or regulatory matters arise during the year outside of a regularly scheduled report, those matters shall be brought to the attention of the Audit Committee at its next regularly scheduled meeting.

3.7.	Ethical Compliance

Periodically, the Audit Committee shall review and update the Corporation’s Code of Ethics for Directors, Chief Executive and Senior Financial Officers for the purposes of ensuring that the Corporation’s Code of Ethics is in compliance with all applicable rules and regulations, if any.  In addition, the Audit Committee shall review the system used by the Corporation’s management to enforce the Code of Ethics.

3.8.	Additional Areas of Review

The Audit Committee may participate in other areas of review as designated by the Board, including, but not limited to, the following:

•	Senior Officer Expenses. At least annually (or more frequently as circumstances require), the Audit Committee shall review the expenses of the executive officers of the Corporation.

•
Transactions with Management. The Audit Committee shall review past or proposed transactions between the Corporation and members of management, directors and their affiliates relating to the integrity of management and including conflicts of interest.

•	Information Technology. The Audit Committee shall receive an annual report on the adequacy of the Corporation’s computerized information system controls and related security.

•
Income Tax Matters. At least annually (or more frequently as circumstances require), the Audit Committee shall receive a report from the Corporation’s Chief Financial Officer (or such individual serving in an equivalent position) regarding certain income tax matters, including the status of income tax reserves and governmental tax audits.

•
Derivative Securities.  At least annually (or more frequently as circumstances require), the Audit Committee shall receive a report from the Chief Financial Officer on the Corporation’s use of derivative securities and compliance with the policy of the Board of Directors, if any.

•	Complaint Procedures. The Audit Committee shall establish procedures relating to:

-	the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and

-	the confidential, anonymous submission by the Corporations’ employees of concerns regarding questionable accounting or auditing matters.

IV.	MEETINGS AND ATTENDANCE

The Audit Committee shall meet at least four (4) times a year, once each quarter, or more frequently if circumstances dictate, where notice of such meetings shall be provided in advance to the Board of Directors.  At least twice a year, the Audit Committee shall meet separately with the independent auditor and the Chief Financial Officer in executive session.

The Chief Executive Officer, the Chief Financial Officer and the independent auditors shall be invited to attend all regular meetings of the Audit Committee.  The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer at least annually to review the financial affairs of the Corporation.  The Audit Committee will meet with the independent auditors of the Corporation, at such times as it deems appropriate, to review the independent auditors’ examination and management report.  The Audit Committee may also meet with the Corporation’s investment bankers or financial analysts who follow the Corporation.  At the invitation of the chairperson of the Audit Committee, other members of management or outside consultants shall attend Audit Committee meetings.

V.	MINUTES AND REPORTS

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors, and will summarize its examinations and recommendations to the Board of Directors, as may be appropriate, in a manner consistent with the charter of the Audit Committee.

VI.	FUNDING

The Audit Committee shall have the sole authority to approve fees related to or for the payment of:

•	Any registered public accounting firm engaged for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation;

•	Compensation to any advisors employed by the Audit Committee; and

•	Ordinary administrative expenses of the Audit Committee.

The determination of the amount of the appropriate funding and the terms of engagement shall be made by the Audit Committee.

VII.	OUTSIDE ADVISERS

The Audit Committee shall have the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

Appendix B

MY SCREEN MOBILE, INC.
CHARTER OF THE
COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
(adopted by the Board of Directors on July 6, 2009)

I.	PURPOSE

The purpose of the Compensation Committee of the Board of Directors (the “Board”) of My Screen Mobile, Inc. (the “Company”) shall be to discharge the Board’s responsibilities relating to compensation of the Company’s executive officers. The Compensation Committee has overall responsibility for (i) overseeing the Company’s compensation and benefits policies generally; (ii) overseeing, evaluating and approving executive officer compensation plans, policies and programs; and (iii) preparing the report on executive compensation that is required by Securities and Exchange Commission rules to be included in the Company’s annual proxy statement.

II.	MEMBERSHIP

The Compensation Committee shall be appointed by and shall serve at the discretion of the Board. As soon as reasonably practical, the Compensation Committee shall consist of at least two members who meet (i) the independence requirements of any applicable securities exchange; (ii) non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended; and (iii) outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The members of the Compensation Committee will be appointed by the Board. Compensation Committee members will serve at the discretion of the Board and may be removed by the Board at any time. The Board shall designate the Chairperson of the Compensation Committee.

III.	AUTHORITY AND RESPONSIBILITIES

In addition to any other responsibilities which may be assigned from time to time by the Board, the Compensation Committee is authorized to undertake, and has responsibility for, the following matters:

A.           Compensation Policies

The Compensation Committee shall review and approve the Company’s compensation and benefits policies generally (subject, if applicable, to stockholder ratification), including reviewing and approving any incentive compensation plans and equity-based plans of the Company. The Compensation Committee shall report the results of such review and any action it takes with respect to the Company’s compensation and benefits policies to the Board.

B.           Executive Compensation

The Compensation Committee shall, for each of the Company’s executives officers, review and approve such executive officer’s: (i) annual base salary level; (ii) annual incentive compensation; (iii) long-term incentive compensation; (iv) employment, severance and change-in-control agreements, if any; and (v) any other compensation, ongoing perquisites or special benefit items. In so reviewing and approving executive compensation, the Compensation Committee shall:

•
identify corporate goals and objectives relevant to executive compensation (including efforts by the Company to retain such executives and the cost to the Company of each executive’s compensation or of all executive compensation as a whole);

•
evaluate each executive’s performance in light of such goals and objectives and set each executive’s compensation based on such evaluation and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company; and

•
determine any long-term incentive component of each executive’s compensation based on awards given to such executive in past years, the Company’s performance, stockholder return and the value of similar incentive awards relative to such targets at comparable companies and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company.

The Compensation Committee shall report the results of such review and any action it takes with respect to the compensation of the Company’s executive officers to the Board.

Except for grants and awards to executive officers of the Company, the Compensation Committee may delegate to one or more officers of the Company its authority to make grants and awards under the Company’s incentive compensation or other equity-based plans as the Compensation Committee deems appropriate and in accordance with the terms of such plans.

C.           Disclosure

The Compensation Committee shall prepare the report on executive compensation that that is required by Securities and Exchange Commission rules to be included in the Company’s annual proxy statement.

D.           Reporting to the Board

The Compensation Committee shall make regular reports to the Board. These reports shall include a review of any recommendations or issues that arise with respect to Company compensation and benefits policies, executive compensation and any other matters that the Compensation Committee deems appropriate or is requested to be included by the Board.  At least annually, the Compensation Committee shall (i) review and assess the adequacy of this charter and recommend any proposed changes to the Board for approval; and (ii) evaluate its own performance and report to the Board on such evaluation.

IV.	PROCEDURES

A.           Meetings

The Compensation Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter. The Chair of the Compensation Committee, in consultation with the other committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with this charter.

B.           Advisors and Consultants

The Compensation Committee is authorized (without further Board approval) to retain legal, accounting or other advisors and may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to meet with any members of, or advisors to, the Compensation Committee. The Compensation Committee has the sole authority to retain and terminate any compensation consultant to assist in the evaluation of Chief Executive Officer or executive compensation, including sole authority to approve all such compensation consultant’s fees and other retention terms.

C.           Delegation of Authority

The Compensation Committee may, to the full extent permitted by applicable law or regulation, form and delegate its authority to subcommittees of the Compensation Committee when it deems appropriate and in the best interests of the Company.

Appendix C

CHARTER OF THE INDEPENDENT COMMITTEE OF THE

BOARD OF DIRECTORS OF MYSCREEN MOBILE, INC.

Purpose/Objectives

The independent committee (the "Committee") is appointed by the Board to assist the Board in fulfilling its oversight responsibilities, in dealing with review of use of capital of My Screen Mobile, Inc., a Delaware corporation (the "Corporation") and the recapitalization of the Corporation.

Mandate

The mandate of the Committee is to:

•	review any transaction or relationship that arises arose from the date of the incorporation of the Corporation that involves the Corporation and use of its capital involving or arising from:

o	any partnership, joint venture or other business relationship;

o	any merger, amalgamation, plan of arrangement or reorganization;

o	any acquisition of or sale of assets;

o	any use of capital;

o	any acquisition of or issuance of debt or equity securities; and

o	any incurring of indebtedness or guarantee of indebtedness;

(collectively, the "Reviewable Transactions")

•	assess whether each Reviewable Transaction is in compliance with applicable law and on terms that, taken as a whole, are fair to the Corporation;

•	in the discretion of the Committee, make recommendations to the Board as to the manner in which the Board will assess the report of the Committee and deal with the Reviewable Transaction;

•	periodically review and assess the ongoing use of capital to ensure compliance with the guidelines and directives of the Board; and

•	periodically review and assess the adequacy of this Charter and the performance of the Committee and recommend any proposed changes to the Board.

Authority and Responsibilities

In performing its duties, the Committee will maintain effective working relationships with the Board and management.  To perform his or her role effectively, each Committee member will obtain an understanding of each Reviewable Transaction considered by the Committee and its consequences.

C-1

The Board authorizes the Committee within its scope of duties and responsibilities, to:

•	seek any information it requires from any employee of the Corporation (whose employees are directed to cooperate with any request made by the Committee);

•	seek any information it requires directly from external parties; and

•	obtain outside legal or other professional advice without seeking Board approval (however providing notice to the Chair of the Board).

Organization

The following provisions and regulations shall apply to the composition of the Committee:

•	the Committee shall consist of a minimum of one and a maximum of two non-officer member(s) of the Board;

•	the Chairman of the Committee shall be determined by the Board;

•	majority of the member(s) of the Committee shall constitute a quorum thereof;

•
no business shall be transacted by the Committee except a meeting of its member(s) at which a quorum is present in person or by telephone or by a resolution in writing signed by all member(s) of the Committee;

•	the meetings and proceedings of the Corporation that regulate meetings and proceedings of the Board shall apply to the Committee;

•
the Committee may invite such directors, officers or employees of the Corporation and third parties as it may see fit, to attend its meetings and take part in the discussion and consideration of the affairs of the Committee; and

•	the Committee shall meet as often as it deems appropriate to discharge its responsibilities.

Delegation

The Board hereby delegates to the Committee the authority to carry out the mandate previously set forth to the extent that this mandate is not carried out by the Board as a whole.  In addition, the Board authorizes the Committee to undertake such other reviews, assessments or activities, if any, in connection with conflict of interest matters for which the Board may charge the Committee with responsibility.

C-2

Appendix D

MY SCREEN MOBILE, INC.

2008 Long-Term Incentive Plan

Article 1. Establishment, Purpose and Duration

        1.1       Establishment. My Screen Mobile, Inc., a Delaware corporation (the "Company"), establishes an incentive compensation plan to be known as the My Screen Mobile, Inc. 2008 Long-Term Incentive Plan (this "Plan"), as set forth in this document.

        This Plan permits the grant of NQSOs, ISOs, SARs, Restricted Stock, RSUs, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.

        This Plan shall become effective upon approval of the Company's stockholders (the "Effective Date") and shall remain in effect as provided in Section 1.3.

        1.2       Purpose. The purpose of this Plan is to provide a means whereby Employees, Directors and Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders.

        A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors or Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

        1.3       Duration of this Plan. Unless sooner terminated as provided in this Plan, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted, but any Award previously granted shall remain outstanding in accordance with the terms and conditions of this Plan and such Award's Award Document.

Article 2. Definitions

        Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1  "Affiliate" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, the Company, including any member of an affiliated group of which the Company is a common parent corporation or subsidiary corporation (within the meaning of Section 424 of the Code).

2.2  "Award" means, individually or collectively, a grant under this Plan of NQSOs, ISOs, SARs, Restricted Stock, RSUs, Performance Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms and conditions of this Plan.

2.3  "Award Document" means either (a) a written agreement entered into by the Company and a Participant setting forth the terms and conditions applicable to an Award, or (b) a written statement issued by the Company to a Participant describing the terms and conditions of such Award.

2.4  "Board" means the board of directors of the Company.

2.5  "Cash-Based Award" means an Award granted under Article 10.

2.6  "Change in Control" means any of the following events:

(a) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company;

(b) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation;

(c) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or persons different from the persons holding directly or indirectly those securities immediately prior to such merger;

(d) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company;

(e) the approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company; or

(f) as a result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who are members of the Board before the Transaction will cease to constitute a majority of the board of directors of the Company or any successor thereto.

Notwithstanding the foregoing, in no event will a Change in Control be considered to have occurred as a result of: (i) the distribution by the Company to its stockholder(s) of stock in an Affiliate; (ii) the contribution by the Company of some or all of its assets in a transaction governed by Section 351 of the Code; (iii) any inter-company sale or transfer of assets between the Company and any Affiliate thereof; (iv) a dividend distribution by the Company; (v) a loan by the Company to any third party or an Affiliate; (vi) a Transaction, or series of Transactions, after which an Affiliate of the Company before such Transaction or series of Transactions, is either directly or indirectly in control of the Company thereafter; (vii) if the controlling stockholder is a trust, the acquisition, directly or indirectly, of the beneficial ownership of securities of the Company by any beneficiary of such trust if such beneficiary has a greater than twenty-five percent (25%) interest in such trust, or any descendants, spouse, estate or heirs of any such beneficiary, or a trust established for such beneficiary or for any descendants, spouse or heirs of such beneficiary; or (viii) the first underwritten primary public offering of the shares of common stock of the Company pursuant to an effective registration statement (other than a registration statement on Form S-4 or Form S-8 or any similar or successor form) under the Securities Act; and provided further that if and to the extent any of the events described in clauses (a) through (f) above would cause penalty taxation under Section 409A of the Code with respect to any Award, then the relevant clause(s) and/or any relevant provision of this Plan or an Award Document may be unilaterally amended by the Committee with respect to such Award(s), and correlative action may be unilaterally taken by the Committee with respect to such Award(s), to avoid such penalty.

2.7  "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.8  "Committee" means the compensation committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

2.9  "Company" has the meaning set forth in Section 1.1, and any successor thereto as provided in Article 21.

2.10  "Consolidated Operating Earnings" means the consolidated earnings before income taxes of the Company, computed in accordance with generally accepted accounting principles, but shall exclude the effects of Extraordinary Items.

2.11  "Covered Employee" means a Participant who is a "covered employee," as defined in Section 162(m) of the Code and the Treasury regulations promulgated thereunder, or any successor statute or regulations.

2.12  "Director" means any individual who is a member of the Board.

2.13  "Effective Date" has the meaning set forth in Section 1.1.

2.14  "Employee" means any employee of the Company or an Affiliate.

2.15  "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.16  "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.17  "Extraordinary Items" means (a) extraordinary, unusual and/or nonrecurring items of gain or loss; (b) gains or losses on the disposition of a business; (c) changes in tax or accounting regulations or laws; or (d) the effect of a merger, acquisition or other business combination, all of which must be identified in the audited financial statements, including footnotes, or the "Management Discussion and Analysis" section of the Company's annual report to stockholders.

2.17  "FMV" means Fair market Value defined as a price that is based on the opening, closing, actual, high, low or average selling prices of a Share reported on an established stock exchange or market upon which Shares are then listed and/or traded on the applicable date, the preceding trading day, the next succeeding trading day or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over-the-counter at the time a determination of its FMV is made under this Plan, its FMV shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is made under this Plan, the determination of their FMV shall be made by the Committee in such manner as it deems appropriate. It is the intent of this plan that Fair Market Value means the value of such Stock determined by a reasonable Valuation method applied consistently by the Committee in accordance with Section 409A of the Code.  The Committee’s determination of Fair Market Value will, for all purposes, be conclusive. Such determination(s) of FMV shall be specified in each Award Document and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement or payout of an Award.

2.20  "Full Value Award" means an Award other than in the form of an ISO, a NQSO or a SAR, and which is settled by the issuance or other delivery of Shares.

2.21  "Freestanding SAR" means a SAR that is granted under Article 7, independently of any Option.

2.22  "Grant Price" means the price established at the time of grant of a SAR, used to determine whether there is any payment due upon exercise of the SAR.

2.23  "ISO" means an Award granted under Article 6 to an Employee, designated as a "incentive stock option" and representing an option to purchase Shares that is intended to meet the requirements of Section 422 of the Code and the Treasury regulations promulgated thereunder, or any successor statute or regulations.

2.24  "Net Income" means the consolidated net income before taxes for the Plan Year, as reported in the Company's annual report to stockholders or as otherwise reported to stockholders.

2.25  "Nonemployee Director" means a Director who is not an Employee.

2.26  "Nonemployee Director Award" means any NQSO, SAR or Full Value Award granted, whether singly, in combination or in tandem, to a Nonemployee Director pursuant to such applicable terms and conditions as the Board or Committee may establish in accordance with this Plan.

2.27  "NQSO" means an Option designated as a non-qualified stock option  that is not an ISO.

2.28         [reserved]

2.29  "Operating Cash Flow" means cash flow from operating activities as defined in SFAS Number 95, Statement of Cash Flows.

2.30  "Option" means an ISO or a NQSO, in either case that is granted under Article 6.

2.31  "Other Stock-Based Award" means an equity-based or equity-related Award that is granted under Article 10 and is not otherwise described by the terms of this Plan.

2.32  "Participant" means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.33  "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of Section 162(m) of the Code and the Treasury regulations promulgated thereunder, or any successor statute or regulations, for certain performance-based compensation paid to Covered Employees.

2.34  "Performance Measures" means measures as described in Article 11 on which the performance goals are based and which are approved by the Company's stockholders in accordance with this Plan in order to qualify Awards as Performance-Based Compensation.

2.35  "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.36  "Performance Share" means an Award granted under Article 9, denominated in Shares, the rights and/or vesting and/or value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.37  "Performance Unit" means an Award granted under Article 9, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.38  "Period of Restriction" means the period when Restricted Stock or RSUs are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.39  "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

2.40  "Plan" has the meaning set forth in Section 1.1.

2.41  "Plan Year" means the calendar year.

2.42  "Replaced Award" has the meaning set forth in Section 18.1.

2.43  "Replacement Award" has the meaning set forth in Section 18.1.

2.44  "Restricted Stock" means an Award of Shares granted under Article 8.

2.45  "RSU" means an Award, designated as a "restricted stock unit", granted under Article 8.

2.46  "SAR" means an Award, designated as a stock appreciation right, granted under Article 7.

2.47  "Securities Act" means the U.S. Securities Act of 1933, as amended from time to time, or any successor act thereto.

2.48  "Service Provider" means any consultant, agent, advisor or independent contractor who renders services to the Company or an Affiliate who (a) are not in connection with the offer and sale of the Company's securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

2.49  "Share" means a share of  Common Voting Stock of the Company, $0.01 par value per share.

2.50  "Share Authorization" has the meaning set forth in Section 4.1.

2.51  "Substitute Award" means an Award granted to a holder of an option, stock appreciation right or other award granted by a company that is acquired by the Company or a subsidiary or with which the Company or a subsidiary combines, in assumption of, or in substitution for, such outstanding award previously granted by such company.

2.52  "Tandem SAR" means a SAR that is granted in connection with a related Option pursuant to Article 7, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

Article 3. Administration

        3.1       General. The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents and other individuals, any of whom may be an Employee, and the Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final, binding and conclusive upon the Participants, the Company and all other interested individuals.

        3.2       Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Document or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include selecting Award recipients; establishing all Award terms and conditions, including the terms and conditions set forth in Award Documents; granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company; and, subject to Article 19, adopting modifications and amendments to this Plan or any Award Document, including any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company and/or its Affiliates operate.

        3.3       Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company and/or its Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to designate Employees to be recipients of Awards; provided, however, the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is subject to Section 16 of the Exchange Act.

Article 4. Shares Subject to this Plan and Maximum Awards

        4.1       Number of Shares Available for Awards.

(a)  Subject to adjustment as provided in Section 4.4, the maximum number of Shares available for grant to Participants under this Plan (the "Share Authorization") shall be an amount equal to twelve million five hundred thousand (12,500,000) Shares.

(b)  Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be granted in the aggregate under this Plan, the maximum number of Shares that may be available for grant pursuant to ISOs shall be one million (1,000,000).

(c)  Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be granted in the aggregate under this Plan, the maximum number of Shares that may be available for grant as restricted stock/restricted stock units shall be two million five hundred thousand (2,500,000).

        4.2       Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued or otherwise delivered. Any Shares related to Awards (other than a Substitute Award) which terminate by expiration, forfeiture, cancellation or otherwise without the issuance or other delivery of such Shares, are settled in cash in lieu of Shares or are exchanged with the Committee's permission, prior to the issuance or other delivery of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, other than with respect to a Substitute Award, if the Exercise Price of any Option or the tax withholding requirements with respect to any Award are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if a SAR is exercised, only the number of Shares issued or otherwise delivered, net of the Shares tendered, if any, will be deemed "used" for purposes of determining the maximum number of Shares available for delivery under this Plan.  The Shares available under this Plan may be authorized and unissued Shares or treasury Shares.

        4.3       Annual Award Limits. Notwithstanding the foregoing and subject to adjustment as provided in Section 4.4, no individual Participant may receive awards in any Plan Year that relate to more than one million (1,000,000) Shares. Subject to Section 12.1, in the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying applicable law, any individual Participant may not be granted Awards authorizing the earning during any Plan Year of an amount that exceeds such Participant's annual limit, which for this purpose shall be equal to five million dollars ($5,000,000) plus the amount of such Participant's unused annual limit as of the close of the previous Plan Year (this limitation is separate and not affected by the number of Awards granted during such Plan Year subject to the limitation in the preceding sentence). For purposes of the Plan, (i) "earning" means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other nonperformance condition, and (ii) a Participant's annual limit is "used" to the extent an amount or number of Shares may be potentially earned or paid under an Award, regardless of whether such amount or Shares are in fact earned or paid.

        4.4       Adjustments in Authorized Shares. In the event of any corporate event or transaction (including a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued or otherwise delivered under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Exercise Price or Grant Price applicable to outstanding Awards, the Annual Award Limits and other value determinations applicable to outstanding Awards.

        The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

        Subject to the provisions of Article 19, without affecting the number of Shares available under this Plan, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with any applicable accounting rules or the "incentive stock option" rules under Section 422 of the Code, where applicable.

Article 5. Eligibility and Participation

        5.1       Eligibility. Individuals eligible to participate in this Plan include all Employees, Directors and Service Providers.

        5.2       Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6. Stock Options

        6.1       Grant of Options. Subject to the provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent corporation or subsidiary corporation (as permitted by Section 422 of the Code and the Treasury regulations promulgated thereunder).

        6.2       Award Document. Each Option grant shall be evidenced by an Award Document that shall specify the Exercise Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Document also shall specify whether the Option is intended to be an ISO or a NQSO.

        6.3       Exercise Price. The Exercise Price for each grant of an Option shall be as determined by the Committee and shall be specified in the Award Document. The Exercise Price shall be: (i) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) set at a premium to the FMV of the Shares on the date of grant or (iii) indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, other than with respect to Substitute Awards, the Exercise Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant.

        6.4       Term. Each Option shall expire at such time as the Committee shall determine at the time of its grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

        6.5       Exercise of Options. Options shall be exercisable at such times and be subject to such terms and conditions as the Committee shall in each instance approve, which terms and conditions need not be the same for each grant or for each Participant.

        6.6       Payment. Options shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

        A condition of the issuance or other delivery of the Shares as to which an Option shall be exercised shall be the payment of the Exercise Price. The Exercise Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate FMV at the time of exercise equal to the Exercise Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Exercise Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, if the Committee so determines, a cashless, net exercise or broker-assisted exercise.

        Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

        Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

        6.7       Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including minimum holding period requirements or restrictions under applicable federal securities laws, the requirements of any stock exchange or market upon which Shares are then listed and/or traded or any Blue Sky or state securities laws applicable to such Shares.

        6.8       Termination of Employment. Each Participant's Award Document shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or provision of services to the Company and/or its Affiliates, as the case may be. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Options, and may reflect distinctions based on the reasons for termination. Notwithstanding the foregoing, for all ISOs, except as provided in the following sentence, in all circumstances the Participant must remain an employee of the Company from the time the Option is granted  until a date ending no greater than three months before the ISO is exercised.  In the event that the Participant’s employment is terminated due to permanent and total disability, the three month period in the preceding sentence shall be extended to one year.

        6.9       Transferability.

(a) ISOs. No ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

(b) NQSOs. Except as otherwise provided in a Participant's Award Document or otherwise determined at any time by the Committee, no NQSO may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant's Award Document or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant shall be exercisable during his lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in this Plan to exercise or payment of the Exercise Price by the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

        6.10     Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares acquired pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

        6.11.     Substituting SARs. Only in the event the Company is not accounting for equity compensation under APB Opinion No. 25, the Committee shall have the ability to substitute, without receiving Participant permission, SARs paid only in Shares (or SARs paid in Shares or cash at the Committee's discretion) for outstanding Options; provided, the terms of the substituted SARs are the same as the terms for the Options and the aggregate difference between the FMV of the underlying Shares and the Grant Price of the SARs is equivalent to the aggregate difference between the FMV of the underlying Shares and the Exercise Price of the Options. If, in the opinion of the Company's auditors, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

Article 7. SARs

        7.1       Grant of SARs. Subject to the provisions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SARs.

        Subject to the provisions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

        The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Document. The Grant Price shall be: (i) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) set at a premium to the FMV of the Shares on the date of grant, or (iii) indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, other than with respect to Substitute Awards, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant. The Grant Price of Tandem SARs shall be equal to the Exercise Price of the related Option.

        7.2       Award Document. Each SAR shall be evidenced by an Award Document that shall specify the Grant Price, the term of the SAR and such other provisions as the Committee shall determine.

        7.3       Term. The term of a SAR shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the Award Document, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

        7.4       Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

        7.5.      Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

        Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the FMV of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Exercise Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the FMV of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

        7.6       Settlement. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the FMV of a Share on the date of exercise over the Grant Price; by

(b) The number of Shares with respect to which the SAR is exercised.

        At the discretion of the Committee, the payment upon exercise may be in cash, Shares or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of settlement shall be set forth in the Award Document pertaining to the grant of the SAR.

        7.7       Termination of Employment. Each Award Document shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with or provision of services to the Company and/or its Affiliates, as the case may be. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all SARs, and may reflect distinctions based on the reasons for termination.

        7.8       Transferability. Except as otherwise provided in a Participant's Award Document or otherwise determined at any time by the Committee, no SAR may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Document or otherwise determined at any time by the Committee, all SARs granted to a Participant shall be exercisable during his lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in this Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

        7.9       Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

Article 8. Restricted Stock and RSUs

        8.1       Grant of Restricted Stock or RSUs. Subject to the provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or RSUs to Participants in such amounts as the Committee shall determine. RSUs shall be similar to Restricted Stock, except that no Shares are actually awarded to the Participant on the date of grant.

        8.2       Award Document. Each Restricted Stock and/or RSU grant shall be evidenced by an Award Document that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of RSUs granted and such other provisions as the Committee shall determine.

        8.3       Transferability. Except as provided in this Plan or an Award Document, the Shares of Restricted Stock and/or RSUs may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Document (and in the case of RSUs until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Document or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or RSUs granted to a Participant shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Document or at any time by the Committee.

        8.4       Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or RSUs as it may deem advisable including a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each RSU, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which Shares are then listed and/or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or RSUs.

        To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

        Except as otherwise provided in this Article 8 and subject to compliance with applicable federal and state securities laws, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and RSUs shall be paid in cash, Shares or a combination of cash and Shares, as determined by the Committee in its sole discretion.

        8.5       Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 and any legends required pursuant to applicable federal and state securities laws, each certificate representing Shares of Restricted Stock may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

        The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the My Screen Mobile, Inc. 2008 Long-Term Incentive Plan, and in the associated Award Document. A copy of this Plan and such Award Document may be obtained from My Screen Mobile, Inc.

        8.6       Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant's Award Document, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any RSUs.

        8.7       Termination of Employment. Each Award Document shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or RSUs following termination of the Participant's employment with or provision of services to the Company and/or its Affiliates, as the case may be. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Shares of Restricted Stock or RSUs, and may reflect distinctions based on the reasons for termination.

        8.8       Section 83(b) Election. The Committee may provide in an Award Document that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Units/Performance Shares

        9.1       Grant of Performance Units/Performance Shares. Subject to the provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

        9.2       Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the FMV of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

        9.3       Earning of Performance Units/Performance Shares. Subject to the provisions of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        9.4       Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Document. Subject to the provisions of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Document pertaining to the grant of the Award.

        9.5       Termination of Employment. Each Award Document shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant's employment with or provision of services to the Company and/or its Affiliates as the case may be. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Awards of Performance Units or Performance Shares granted under this Plan, and may reflect distinctions based on the reasons for termination.

        9.6       Transferability. Except as otherwise provided in a Participant's Award Document or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Document or otherwise determined at any time by the Committee, a Participant's rights under this Plan shall be exercisable during his lifetime only by such Participant.

Article 10. Cash-Based Awards and Other Stock-Based Awards

        10.1     Grant of Cash-Based Awards. Subject to the provisions of this Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

        10.2     Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the provisions of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        10.3     Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

        10.4     Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

        10.5     Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant's employment with or provision of services to the Company and/or its Affiliates, as the case may be. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards granted under this Plan, and may reflect distinctions based on the reasons for termination.

        10.6    Transferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant's rights under this Plan, if exercisable, shall be exercisable during his lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another individual, references in this Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

        10.7   IRC Section 409A:  The Plan is also designed so that Awards granted hereunder are intended to comply with the requirements of Section 409A of the Code and the Plan and Awards shall be interpreted in a manner consistent with such requirements.

Article 11. Performance Measures

        11.1     Performance Measures. Unless and until the Committee proposes for stockholder vote and the stockholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee (other than a Covered Employee Annual Incentive Award awarded or credited pursuant to Article 12) that is intended to qualify as Performance-Based Compensation shall be limited to one or more of the following Performance Measures:

(a) Net earnings or net income (before or after taxes);

(b) Earnings per share;

(c) Net sales or revenue growth;

(d) Net operating profit;

(e) Return measures (including return on assets, capital, invested capital, equity, sales or revenue);

(f) Cash flow (including operating cash flow, free cash flow and cash flow return on equity);

(g) Earnings before or after taxes, interest, depreciation and/or amortization, and/or lease payments or other rent obligations;

(h) Gross or operating margins;

(i) Productivity ratios;

(j) Share price (including growth measures and total stockholder return);

(k) Expense targets;

(l) Margins;

(m) Operating efficiency;

(n) Market share;

(o) Customer satisfaction;

(p) Working capital targets; and

(q) Economic value added or EVA® (i.e., net operating profit after tax minus the sum of capital multiplied by the cost of capital).

        Any Performance Measure(s) may be used to measure the performance of the Company and/or Affiliate as a whole or any business unit of the Company and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies or published on a special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

        11.2     Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or regulations affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of tax deductibility under Section 162(m) of the Code.

        11.3     Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

        11.4     Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code and base vesting on Performance Measures other than those set forth in Section 11.1.

Article 12. Nonemployee Director Awards

        All Awards to Nonemployee Directors shall be determined by the Board or Committee.

Article 13. Dividend Equivalents

        Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

Article 14. Beneficiary Designation

        Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

Article 15. Deferrals

        The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or RSUs, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Cash-Based Awards, Other Stock-Based Awards or Covered Employee Annual Incentive Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

Article 16. Rights of Participants

        16.1     Employment. Nothing in this Plan or an Award Document shall interfere with or limit in any way the right of the Company and/or its Affiliates to terminate any Participant's employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Service Provider for any specified period of time.

        Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company and/or its Affiliates and, accordingly, subject to Articles 3 and 19, this Plan and the benefits under this Plan may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company and/or its Affiliates.

        16.2     Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

        16.3     Rights as a Stockholder. Except as otherwise provided in this Plan, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 17. Change in Control

        17.1     Change in Control of the Company. Subject to Section 2.6, notwithstanding any other provision of this Plan to the contrary, the provisions of this Article 18 shall apply in the event of a Change in Control, unless otherwise determined by the Committee in connection with the grant of an Award as reflected in the applicable Award Document.  It is the intent of this Plan to comply with the requirements of Section 409A of the Code.  If the definition of Change in Control Event under Section 409A of the Code changes at any time while the Plan is in effect, then the definition of Change in Control Event set forth in this Plan will be deemed to have automatically changed accordingly.

        Upon a Change in Control, all then-outstanding Stock Options and SARs shall become fully vested and exercisable, and all other then-outstanding Awards that vest on the basis of continuous service shall vest in full and be free of restrictions, except to the extent that another Award meeting the requirements of Section 18.2 (a "Replacement Award") is provided to the Participant pursuant to Section 4.4 to replace such Award (the "Replaced Award"). The treatment of any other Awards shall be as determined by the Committee in connection with the grant thereof, as reflected in the applicable Award Document.

        17.2     Replacement Awards. An Award shall meet the conditions of this Section 18.2 (and hence qualify as a Replacement Award) if: (i) it has a value at least equal to the value of the Replaced Award; (ii) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; and (iii) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 18.2 are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

        17.3     Termination of Employment. Upon a termination of employment or termination of directorship of a Participant occurring in connection with or during the period of one (1) year after such Change in Control, other than for Cause, (i) all Replacement Awards held by the Participant shall become fully vested and (if applicable) exercisable and free of restrictions; provided, however, that if such acceleration would cause penalty taxation under Section 409A of the Code with respect to any Replacement Award, then the Committee may unilaterally delay such acceleration for such time as is sufficient to avoid such penalty, and (ii) all Stock Options and SARs held by the Participant immediately before the termination of employment or termination of directorship that the Participant held as of the date of the Change in Control or that constitute Replacement Awards shall remain exercisable for not less than one (1) year following such termination or until the expiration of the stated term of such Stock Option or SAR, whichever period is shorter; provided, that if the applicable Award Document provides for a longer period of exercisability, that provision shall control.

Article 18. Anti-Dilution Rights

        18.1 Approval.  No grants of any type made under this plan will contain anti-dilution rights unless such rights have been approved by the Committee prior to the effective data of the grant.

        18.2 Terms Provisions. All terms and provisions for approved anti-dilution rights must be expressly stated in the participant’s Award Document.  In the event that an agreement is silent on any aspect of the term and provisions for any anti-dilution rights associated with a grant, such rights will be assumed to have the shortest term and/or least degree of protection possible.

Article 19. Amendment, Modification, Suspension and Termination

        19.1     Amendment, Modification, Suspension and Termination. Subject to Section 19.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend or terminate this Plan and any Award Document in whole or in part; provided, however, that, without the prior approval of the Company's stockholders and subject to federal and state securities laws and except as provided in Sections 4.4 and 6.11, Options or SARs will not be repriced, replaced or regranted through cancellation, or by lowering the Exercise Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of this Plan shall be made without stockholder approval if stockholder approval is required by law, regulation or stock exchange rule, including the Exchange Act, the Code and/or the NYSE Listed Company Manual or the analogous manual or rules of any other established stock exchange or market upon which the Company’s Shares are then listed and/or traded.  The Plan may not be amended in any manner that is adverse to a Participant without the written consent of such Participant, except as necessary to comply with Section 409A of the Internal Revenue Code of 1986, as amended, or other applicable law.

        19.2     Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.4) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

        19.3     Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, amendment, suspension or modification of this Plan or an Award Document shall adversely affect in any material way any previously granted Award, without the written consent of the Participant holding such Award.

Article 20. Withholding

        20.1     Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

        20.2     Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and RSUs, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a FMV on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 21. Successors

        All obligations of the Company under this Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 22. General Provisions

        22.1     Forfeiture Events.

(a) The Committee may specify in an Award Document that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company and/or Affiliate, violation of material Company and/or Affiliate policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or one or more of its Affiliates.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the U.S. Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

        22.2     Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

        22.3     Gender and Number. Except where otherwise indicated by the context, any masculine term used in this Plan or in an Award Document also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

        22.4     Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        22.5     Requirements of Law. The granting of Awards and the issuance or other delivery of Shares under this Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any applicable governmental agencies or stock exchange or market upon which Shares are then listed and/or traded, as may be required.

        22.6     Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued or otherwise delivered under this Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

        22.7     Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance (or other delivery) and sale of any Shares under this Plan, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        22.8     Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

        22.9     Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company and/or its Affiliates operate or have Employees, Directors or Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates shall be covered by this Plan;

(b) Determine which Employees, Directors or Service Providers outside the United States are eligible to participate in this Plan;

(c) Modify the terms and conditions of any Award granted to Employees, Directors or Service Providers outside the United States to comply with applicable foreign laws;

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 22.9 by the Committee shall be attached to this Plan document as appendices; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

        Notwithstanding the above, the Committee may not take any actions under this Plan, and no Awards shall be granted, that would violate applicable law.

        22.10     Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on an uncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or market upon which Shares are then listed and/or traded.

        22.11     Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments that the Company and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other individual. To the extent that any person acquires a right to receive payments from the Company and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or an Affiliate, as the case may be. All payments to be made under this Plan shall be paid from the general funds of the Company or an Affiliate, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to ensure payment of such amounts except as expressly set forth in this Plan.

        22.12     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards or other property shall be issued, delivered or otherwise paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

        22.13     Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or Affiliate's retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant's benefit.

        22.14     Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

        22.15     No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair or otherwise affect the Company's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

        22.16     Governing Law. This Plan and each Award Document shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Document, recipients of an Award are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Document.

Appendix E

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MY SCREEN MOBILE, INC.

1.           Name.  The name of the corporation is My Screen Mobile, Inc. (the “Corporation”).

2.           Registered Agent and Address.  The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.  The name of its registered agent at such address is Corporation Service Company.

3.           Nature of Business. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4.           Capitalization.  The total number of shares of all classes of stock which the Corporation shall have authority to issue is Three Hundred and Ten Million (310,000,000), consisting of:

(a)           Three Hundred Million (300,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”).

(b)           Ten Million (10,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in a series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of such holders is required pursuant to the Certificate or Certificates establishing the series of Preferred Stock.

5.           Liability of Directors.  A director shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided that this Article 5 shall not eliminate or limit the liability of a director (i) for any breach of his duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derives an improper personal benefit. Any repeal or modification of the foregoing provisions of this Article 5 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

6.           Indemnification.

(a)            The Corporation shall, to the broadest and maximum extent permitted by Delaware law, as the same exists from time to time indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding.

(b)           In addition, the Corporation shall, to the broadest and maximum extent permitted by Delaware law, as the same may exist from time to time pay to such person any and all expenses (including attorneys’ fees) incurred in defending or settling any such action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person, to repay such amount if it shall ultimately be determined by a final judgment or other final adjudication that he or she is not entitled to be indemnified by the Corporation as authorized in this Article.

(c)           Section (a) and (b) to the contrary notwithstanding, the Corporation shall not indemnify any such person with respect to any of the following matters: (i) remuneration paid to such person if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law; or (ii) any accounting of profits made from the purchase or sale by such person of the Corporation’s securities within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or (iii) actions brought about or contributed to by the dishonesty of such person, if a final judgment or other final adjudication adverse to such person establishes that acts of active and deliberate dishonesty were committed or attempted by such person with actual dishonest purpose and intent and were material to the adjudication; or (iv) actions based on or attributable to such person having gained any personal profit or advantage to which he or she was not entitled, in the event that a final judgment or other final adjudication adverse to such person establishes that such person in fact gained such personal profit or other advantage to which he or she was not entitled; or (v) any matter in respect of which a final decision by a court with competent jurisdiction shall determine that indemnification is unlawful.

(d)           The rights to indemnification and to the advancement of expenses conferred in this Article 6 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Certificate of Incorporation, the Bylaws of this Corporation, by agreement, vote of stockholders, or disinterested directors or otherwise.

7.           Duration.  The Corporation is to have perpetual existence.

8.           Amendments to Bylaws.  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

9.           Amendments to Certificate of Incorporation.  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation, which amends and restates the Certificate of Incorporation of this Corporation, and which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, has been executed by its duly authorized President as of this day _____ of ______________, 2009.

Appendix F

REGULATION S

RESTRICTED STOCK PURCHASE AGREEMENT

Dated: May 15, 2008

F-i

F-ii

ARTICLE VIII. INDEMNIFICATION		10
8.1	Indemnification	10
8.2	Indemnification Procedures; Third Party Claims	10

ARTICLE IX. MISCELLANEOUS		11
9.1	No Waiver; Cumulative Remedies	11
9.2	Amendments; Waivers and Consents	11
9.3	Addresses for Notices	11
9.4	Costs; Expenses and Taxes	12
9.5	Effectiveness; Binding Effect; Assignment	12
9.6	Survival of Representations and Warranties	12
9.7	Prior Agreements	12
9.8	Severability	12
9.9	Governing Law; Venue	12
9.1	Headings	13
9.11	Counterparts	13
9.12	Further Assurances	13

F-iii

REG S STOCK PURCHASE AGREEMENT

Stock Purchase Agreement, dated as of May 15, 2008.

BETWEEN:

MY SCREEN MOBILE, INC., a Delaware corporation having an office at 70 Yorkville Avenue, Toronto, Ontario, Canada, M5R 1C2

(the "Company")

AND:

WEATHER INVESTMENTS S.P.A, a corporation having a registered address at Via Cesare Guilo Viola, 48, 00148 Roma

(the "Purchaser")

WHEREAS the Purchaser (directly or indirectly through an affiliated company) wishes to purchase from the Company, and the Company is willing to sell to the Purchaser 12,500,000 shares (the "Shares") of the outstanding common stock, par value $0.001 per share, of the Company and issue share purchase warrants to the Purchaser to acquire up to 20,000,000 Shares of the Company (the "Warrants"), in consideration for the Purchase Price (as herein defined), subject to the terms and conditions contained in this Agreement;

AND WHEREAS all references herein to the Purchaser shall mean the Purchaser or a company affiliated with or controlled by the Purchaser, directly or indirectly;

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I.

PURCHASE, SALE AND TERMS OF SHARES

1.1   The Shares. In consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this agreement, the Company agrees to sell to the Purchaser in an offshore transaction negotiated outside the United States 12,500,000 Shares of its common stock and to issue Warrants to the Purchaser as set forth in Section 1.1.A below, for a total purchase price of US$10,000,000 (the "Purchase Price"). The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this subscription for the Shares and to issue the related Warrants, in whole or in part, prior to receipt by the Company of the Purchase Price, or any applicable portion thereof, as set forth in Section 1.2.

1.2   The Warrants. In consideration of the purchase of the Shares by the Purchaser, the Company agrees to issue Warrants to the Purchaser to purchase up to 20,000,000 Shares of the Company (the "Warrant Shares") exercisable at a price of US$2.00 per share until May 23, 2012 in accordance with the terms of a Warrant certificate in substantially the form attached as Schedule A hereto.

1.3   Purchase and Sale. On the Closing Date (as defined herein), in accordance with Section 1.4 hereof, the Company shall sell, assign, transfer, convey and deliver the Shares and Warrants to the Purchaser and the Purchaser shall deliver to the Company the Purchase Price in full by wire transfer of immediately available U.S. funds.

1.4   Closing and Closing Agreements. The closing of the purchase and sale of the Shares as contemplated herein shall take place at 9:00 a.m. (EDT) on May 23, 2008 at the offices of counsel for the Purchaser in Toronto, Ontario, Canada, or at such other date or time or place as may be agreed to by the parties in writing.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

2.1   Representations by the Purchaser. In order to induce the Company to enter into this Agreement and sell the Shares and issue the Warrants to the Purchaser, the Purchaser makes the following representations and warranties to the Company, which representations and warranties are true and correct as of the date hereof and shall be true and correct as of the Closing Date:

(a)            Access to Information. The Purchaser, in making the decision to purchase the Shares, has relied solely upon independent investigations made by the Purchaser and/or its representatives, if any. The Purchaser and/or its representatives during the course of this transaction, and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from Company concerning the terms and conditions of the purchase of the Shares and to review any additional public information, documents, records and books relative to the business and the operations of the Company.

(b)            Sophistication and Knowledge. The Purchaser has sufficient knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares. The Purchaser is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only the Purchaser's own advisor(s). The Purchaser represents that it has not been organized for the purpose of acquiring the Shares. Purchaser understands that its investment in the Shares is extremely speculative and involves a high degree of risk. Purchaser is ABLE TO BEAR THE ECONOMIC RISK OF THIS INVESTMENT WITH FULL UNDERSTANDING THAT IT MAY LOSE ITS ENTIRE INVESTMENT.

(c)            Lack of Liquidity. The Purchaser, after carefully reviewing the merits and risks of an investment in the Shares, acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment. The Purchaser has no present need for liquidity in connection with its purchase of the Shares.

(d)           No Public Solicitation. The Purchaser is not subscribing for the Shares as a result of any "directed selling efforts", as such term is defined in Rule 902 of Regulation S ("Regulation S") under the U.S. Securities Act of 1933, as amended (the "Securities Act"), in the United States by the Company or any of its affiliates or any person acting on its behalf.

(e)           Authority. The Purchaser has the requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, including, without limitation, making an investment in the Company. The execution, delivery and performance of this Agreement by the Purchaser has been duly authorized by all necessary corporate action on the part of the Purchaser and the execution, delivery and performance of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby do not and will not violate or conflict with any provision of the Purchaser's charter and other governing documents to or by which the Purchaser is a party or bound. This Agreement, when executed and delivered, constitutes the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms.

(f)           Regulation S Exemption. The Purchaser expressly agrees and acknowledges that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. In this regard, the Purchaser represents, warrants and agrees that:

(i)           The Purchaser will not resell, transfer or otherwise dispose of any of the Shares, unless they are registered under the Securities Act and in accordance with applicable foreign securities laws, or unless they are resold in an "offshore transaction" (as defined in Rule 902 of Regulation S) in accordance with the exemption from registration under U.S. securities laws provided by Regulation S and no directed selling efforts are made in the United States by the Purchaser or any of its affiliates or any person acting on its behalf in connection therewith, or pursuant to another available exemption under U.S. federal and state securities laws.

(ii)           The Purchaser is not a U.S. Person (as defined below), is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. For purposes hereof, a "U.S. Person" means any one of the following:

(A)           Any U.S. citizen;

(B)           Any natural person resident in the United States of America;

(C)           Any partnership or corporation organized or incorporated under the laws of the United States of America;

(D)           Any estate of which any executor or administrator is a U.S. person;

(E)           Any trust of which any trustee is a U.S. person;

(F)           Any agency or branch of a foreign entity located in the United States of America;

(G)           Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(H)           Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(I)           Any partnership or corporation if:

(1)           organized or incorporated under the laws of any foreign jurisdiction; and

(2)           formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(iii)            At the time of the origination of contact between the parties concerning the Shares and this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

(iv)            The Purchaser will not, during the period commencing on the date of the sale of the Shares and ending on the one (1) year anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, except in compliance with the Securities Act.

(v)            The Purchaser may, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares to a U.S. Person or person in the United States only pursuant to registration under the Securities Act or an available exemption therefrom, and in accordance with the Securities Act and all applicable state and foreign securities laws.

(vi)            The Purchaser has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(vii)           The transactions contemplated by this Agreement have not been pre-arranged by the Purchaser with another buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(viii)           The Shares have not been registered under the Securities Act and may not be offered or sold in the U.S. or to a U.S. Person unless registered or an exemption from registration under the Securities Act is available. Each certificate representing the Shares shall be endorsed with the following legends:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER THE LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT; OR (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, INCLUDING THE EXEMPTION PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS".

and any other legend deemed by the Company to be required to be placed thereon in order to comply with applicable federal, state and other securities laws.

(ix)           The Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 2.1.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

In order to induce the Purchaser to enter into this Agreement and purchase the Shares, the Company makes the following representations and warranties, which representations and warranties are true and correct as of the date hereof and shall be true and correct as of the Closing Date:

3.1   Organization and Standing of the Company. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted and the Company has power and authority to execute and deliver this Agreement, to sell and deliver the Shares and Warrants and Warrant Shares and to perform its other obligations pursuant hereto. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased or the nature of the activities conducted by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of the Company.

3.2   Issuance of Shares. Upon payment of the Purchase Price, the Shares and Warrants issuable to the Purchaser at the Closing, and upon exercise of the Warrants in accordance with the terms thereof, the Warrant Shares issuable to the Purchaser, when issued and delivered in accordance with the terms and provisions of this Agreement, will be (a) duly authorized and validly issued, fully paid and non-assessable, (b) except as otherwise provided in this Agreement (including, without limitation, the restrictions on transfer imposed under the Securities Act), free and clear of any liens, charges, restrictions, claims and encumbrances imposed by or through the Company, and (c) issued in compliance with all applicable federal and state securities laws. The Company will reserve sufficient Warrant Shares to issue to the Purchaser pursuant to the exercise of the Warrants.

3.3   Corporate Action. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms. The sale and delivery of the Shares and Warrants and Warrant Shares has been duly authorized by all required corporate action on the part of the Company and its shareholders.

3.4   Compliance with Material Documents. The creation, issuance and sale of the Shares and Warrants and Warrant Shares by the Company does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Company is a party.

3.5   No Orders. No order ceasing or suspending trading in the securities of the Company nor prohibiting sale of such securities has been issued to or against the Company or its directors, officers or promoters and to the best of the Company's knowledge no investigations or proceedings for such purposes are pending or threatened.

3.6   Governmental Approvals. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution and delivery by the Company of this Agreement, for the offer, sale, execution or delivery of the Shares or Warrants or Warrant Shares, or for the performance by the Company of its obligations under this Agreement except for any filings required by applicable securities laws or as otherwise provided herein.

3.7   No Solicitation. Neither the Company, its affiliates nor any person acting on its behalf has engaged in any "directed selling efforts" in the United States with respect to the Shares that could reasonably be expected to have the effect of conditioning the market in the United States for any of the securities contemplated hereby, including placing an advertisement in a publication with a general circulation in the United States that refers to the offering of the securities being made hereunder in reliance upon Regulation S.

3.8   Intellectual Property. Gino Porco has filed patent applications in Canada, USA and WIPO entitled System and Method of Mobile Device Advertising in 2007. Mr. Porco sold the intellectual property rights related to the patent applications to the Company in June 2007 and the Company is the owner of such intellectual property free and clear of any encumbrances. The Company has not received and is not aware of any challenges, oppositions, protests or other actions taken by any third parties against the patent applications.

3.9   Litigation. There are no lawsuits or pending litigation against the Company and none is threatened or contemplated, to the knowledge of the Company.

3.10   Authorized and Issued Capital. The Company has 200,000,000 authorized shares of capitalization and has issued capital of 109,071,526 shares as of the date hereof.

3.11   Binding Agreements. The Company has no binding obligations or agreements that commit the Company to any financial obligations above $100,000.

ARTICLE IV.

COVENANTS OF THE COMPANY

The Company hereby covenants and agrees as follows:

4.1   Board and Management Representation. The Company covenants and agrees to appoint at least two representatives of the Purchaser to the Board of Directors of the Company at or prior to Closing such that the Purchaser representatives on the Board of Directors of the Company reflect a minimum of 33% of the total number of the Board Members of the Company at the time of Closing. In addition, the Company covenants and agreements to appoint a Chief Financial Officer of the Company as instructed by the Purchaser at or prior to Closing.

4.2   Set Aside Cash. The Company covenants and agrees to set aside US$3 million at Closing in a separate bank account, in accordance with the terms of an Escrow Agreement to be entered into by the parties at or prior to Closing, to fund agreed upon technical expenditures as set out in Schedule B hereto. The set aside bank account will have signatory control by the Purchaser Board Members and oversight by Michael O'Connor, or another representative named by Weather Investments.

4.3   Registration Rights. The Company covenants and agrees that it shall register for resale with the United States Securities and Exchange Commission ("SEC") all of the Shares to be issued hereunder and Warrant Shares issuable upon exercise of the Warrants, upon the terms and subject to the conditions set forth in a Registration Rights Agreement to be entered into by the parties at or prior to Closing.

4.4   Nasdaq Listing. The Company covenants and agrees to make application to list the Company's shares of common stock on a market maintained by Nasdaq or the American Stock Exchange, or such other national securities exchange in the United States as may be agreed to by the parties, within 60 days after the Shares and Warrant Shares have been registered for resale with the SEC pursuant to an effective registration statement as contemplated in Section 4.3, and shall use its best efforts to ensure that the listing is completed within a reasonable time thereafter.

4.5   Commercial Agreements. The Company covenants and agrees at or prior to Closing to deliver executed commercial agreements relating to the business of the Company and the Purchaser, to the satisfaction of the Purchaser.

4.6   Management Agreements. The Company covenants and agrees at or prior to Closing to deliver executed management agreements with certain key officers and employees of the Company, as determined by the Purchaser in its sole discretion, to the satisfaction of the Purchaser.

4.7   Shareholder Agreements. The Company covenants and agrees at or prior to Closing to deliver to the Purchaser executed copies of agreements, undertakings and covenants of the key shareholders of the Company, representing in aggregate not less than 50.1% of the outstanding Shares of the Company at the time of Closing, to support and vote in favor of the transactions contemplated hereby at a meeting of shareholders to be held in that regard pursuant to applicable law subsequent to Closing, to the satisfaction of the Purchaser in its sole discretion.

4.8   Exclusivity. The Company covenants and agrees to give the Purchaser and related companies to the Purchaser exclusive access to the technology of the Purchaser in perpetuity in countries where the Purchaser and related companies have operations and in addition in Canada, and to deliver an execute agreement in that regard to the Purchaser at or prior to Closing to the satisfaction of the Purchaser.

ARTICLE V.

CONDITIONS TO THE CLOSING

5.1   Conditions to the Obligations of Purchaser at the Closing. The obligations of Purchaser at the Closing are subject to the fulfillment or waiver by Purchaser in its sole discretion, prior to or at the Closing, of the following conditions:

(a)           Representations and Warranties. The representations and warranties of Company contained in this Agreement shall be true and correct in all material respects when made, and at the time of the Closing.

(b)           Performance. The Company shall have performed and complied with all of its obligations under this Agreement.

(c)           No Order. There shall not (i) be in effect any statute, regulation, order, decree or judgment of any governmental authority which makes illegal or enjoins or prevents the consummation of the transactions contemplated by this Agreement or (ii) have been commenced or threatened any action or proceeding by any governmental authority which seeks to prevent or enjoin the transactions contemplated by this Agreement.

(d)           Board Representation. The Company shall have appointed representatives of the Purchaser to the Board of Directors of the Company as contemplated in Section 4.1.

(e)            Appointment of Chief Financial Officer. The Company shall have appointed a Chief Financial Officer for the Company, as determined by the Purchaser as contemplated in Section 4.1.

(f)            Escrow Agreement. The Company shall have executed and delivered the Escrow Agreement as contemplated in Section 4.2.

(g)            Registration Rights. The Company shall have executed and delivered the Registration Rights Agreement as contemplated in Section 4.3.

(h)            Commercial Agreements. The parties shall have executed and delivered the commercial agreements as contemplated in Section 4.5.

(i)            Management Agreements. The Company shall have executed and delivered the Management Agreements, as contemplated in Section 4.6.

(j)            Shareholder Agreements. The shareholders of the Company shall have executed and the Company shall have delivered the shareholder agreements as contemplated in Section 4.7.

(k)            Exclusivity Agreements. The Company shall have executed and delivered the exclusivity agreements as contemplated in Section 4.8.

5.2   Conditions to the Obligations of Company at the Closing. The obligations of Company at the Closing are subject to the fulfillment or waiver by Company in its sole discretion, prior to or at the Closing, of the following conditions:

(a)           Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects when made and at the time of the Closing.

(b)           Performance. Purchaser shall have performed and complied with all of its obligations under this Agreement.

(c)           No Order. There shall not (i) be in effect any statute, regulation, order, decree or judgment of any governmental authority which makes illegal or enjoins or prevents the consummation of the transactions contemplated by this Agreement or (ii) have been commenced or threatened any action or proceeding by any governmental authority which seeks to prevent or enjoin the transactions contemplated by this Agreement.

ARTICLE VI.

TERMINATION

This Agreement may be terminated by either party without notice in the event of a breach of any of the terms, conditions or covenants of this Agreement by the other party as contemplated herein.

ARTICLE VII.

CLOSING

7.1   Obligations of the Company at Closing. At Closing, the Company shall deliver to the Purchaser the Shares and Warrants and such other documents and agreements as are contemplated hereby, including the documents and agreements contemplated by Article IV and Article V hereof, and such other documents as may be reasonably requested by the Purchaser.

7.2   Obligations of the Purchaser at Closing. At Closing, the Purchaser shall deliver to the Company the Purchase Price for the Shares and Warrants, and such other documents and agreements as are contemplated hereby, and such other documents as may be reasonably requested by the parties.

ARTICLE VIII.

INDEMNIFICATION

8.1   Indemnification. The Company shall indemnify, defend and hold harmless the Purchaser, its employees, affiliates, controlling persons, agents and representatives thereof and their respective successors and assigns (collectively, the "Purchaser Indemnified Parties") from and against any and all losses, claims, damages, liabilities, obligations, penalties, judgments, awards, costs, expenses and disbursements (and any and all actions, suits, proceedings and investigations in respect thereof and any and all reasonable legal and other costs, reasonable expenses or disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise) (collectively, "Losses"), including, without limitation, the reasonable costs, expenses and disbursements as and when incurred, of defending any such action, suit, proceeding or investigation (collectively, "Expenses"), directly or indirectly, caused by, relating to, based upon, arising out of or in connection with the Company's breach in any material respect of any of its representations, warranties, covenants or agreements as set forth in this Agreement. The Purchaser shall indemnify, defend and hold harmless the Company, its shareholders, directors, officers, employees, affiliates, controlling persons, agents and representatives and their respective successors and assigns (collectively, the "Company Indemnified Parties" and which along with the Purchaser Indemnified Parties, may be referred to as the "Indemnified Parties") from and against any and all Losses and Expenses, directly or indirectly, caused by, relating to, based upon, arising out of or in connection with the Purchaser's breach in any material respect of any of its representations, warranties, covenants or agreements as set forth in this Agreement.  No election by an Indemnified Party or commencement or completion of any action by an Indemnified Party shall act as a bar or a defense to be Indemnified Party proceeding to seek indemnification from any other Person pursuant to this section.

8.2   Indemnification Procedures; Third Party Claims. An Indemnified Party shall give the party from which indemnification under this Article VIII is sought (the "Indemnifying Party") prompt written notice following actual knowledge of the existence or commencement of any claim, assertion, event or proceeding concerning any liability or damage as to which the Indemnified Party may request indemnification from the Indemnifying Parties hereunder; provided, however, that any failure by the Indemnified Party to notify the Indemnifying Parties shall not relieve the Indemnifying Parties from their respective obligations hereunder, or from any other obligation or liability that the Indemnifying Parties may have to the Indemnified Party unless such failure materially prejudices the Indemnifying Parties. Upon such written notice of any such claim, action or proceeding, the Indemnifying Parties may assume the defense thereof at their own expense with counsel chosen by such Indemnifying Parties; provided, however, such counsel shall be subject to the prior reasonable approval of the Indemnified Party. If the Indemnifying Parties fails to elect to defend any such claim, action or proceeding within 30 days after notice thereof shall have been deemed given, such indemnifying party shall be deemed to have waived its right to defend any such claim, action, suit, proceeding or investigation to which any Indemnified Party is also a party, the Indemnified Party may assume the defense thereof with counsel chosen by the Indemnified Party, at the reasonable expense of the Indemnifying Party.  In the circumstances referred to in the immediately preceding sentence, if the Indemnified Party does not assume such defense, the Indemnifying Parties, shall not, without the prior written consent of the Indemnified Party, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise or consent includes, as an unconditional term thereof, the giving by the claimant to the Indemnified Parties of an unconditional and general release from all liability in respect of such claim

ARTICLE IX.

MISCELLANEOUS

9.1   No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

9.2   Amendments; Waivers and Consents. Except for the representations and warranties of the Purchaser contained in Section 2.1(f) hereof, of which compliance may not be waived, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if made in writing and consented to in writing by the parties hereto. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be, when signed by the party granting the waiver and delivered to the other party hereto in the manner provided for hereunder in Section 9.3, effective only in the specific instance and for the specific purpose for which given.

9.3   Addresses for Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (a) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (b) if mailed certified or registered mail return receipt requested, four (4) business days after being mailed, (c) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (d) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party's telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this section), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the addresses or facsimile numbers of the parties as first set forth in this Agreement or to such other address as any party may specify by notice given to the other party in accordance with this section.

9.4   Costs; Expenses and Taxes. Except as otherwise expressly provided in this Agreement, each party hereto shall pay its own costs and expenses incurred in connection with or incidental to the preparation and negotiations of this Agreement, the carrying out of the provisions of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, attorneys' fees and expenses).

9.5   Effectiveness; Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company, the Purchaser and the respective successors and permitted assigns.

9.6   Survival of Representations and Warranties. All representations and warranties made in this Agreement, the Shares, or any other instrument or document delivered in connection herewith, shall survive the execution and delivery hereof or thereof.

9.7   Prior Agreements. This Agreement and the instruments and other documents delivered pursuant to this Agreement, constitutes the entire agreement between the parties with respect to the subject matter set forth herein and supersede any prior understandings or agreements concerning the subject matter hereof, all of which are merged herein.

9.8   Severability. Except for the Purchaser's representations and warranties contained in Section 2.1(f) hereof, the provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and the terms of this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

9.9   Governing Law; Venue.

(a) This Agreement shall be enforced, governed and construed in accordance with the laws of the State of Delaware without giving effect to choice of laws principles or conflict of laws provisions. Any suit, action or proceeding pertaining to this Agreement or any transaction relating hereto shall be brought to the federal district court for the Central District of Delaware, United States of America, and the undersigned hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action, or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Purchaser acknowledges and agrees that venue hereunder shall lie exclusively in Delaware, United States of America.

(b)    Purchaser hereby unconditionally and irrevocably waives, and agrees not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that the Purchaser is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue is improper or that this Agreement may not be enforced in or by such courts, and (iii) that service of any summons, complaint, notice or other process relating to such suit, action or other proceeding may be effected in the manner provided in Section 9.3.

9.10   Headings. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

9.11   Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

9.12   Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Shares.

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed as of the date first above written.

Weather Investments S.P.A. (Purchaser).

By:	/s/ Naguib Sawiris
Name: Naguib Sawiris

Date:	05/15/2008

Accepted on Behalf of the Company

By:	/s/ Terry Rodrigues
Terry Rodrigues, President

Date:	05/15/2008

AMENDMENT TO STOCK PURCHASE AGREEMENT

This amending agreement is made effective as of May 27, 2008 between My Screen Mobile Inc. (the “Company”) and Weather Investments S.P.A. (the "Purchaser”).

WHEREAS:

A.
The Company entered into Stock Purchase Agreement (the “Purchase Agreement”) dated May 15, 2008 with the Purchaser pursuant to which the Company agreed to issue to the Purchaser (or to a company affiliated therewith) 12,500,000 shares of its common stock and warrants to acquire up to 20,000,000 shares of its common stock in consideration for US$10,000,000 at the closing of the transaction contemplated thereby (the "Closing");

B.	Under Section 4.1 of the Purchase Agreement, the Company covenanted and agreed to appoint a Chief Financial Officer of the Company as instructed by the Purchaser at or prior to Closing;
C.	The parties desire to amend the terms of the appointment of such officer under the Purchase Agreement;

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follow:

1.	The second sentence of Section 4.1 of the Purchase Agreement is hereby replaced in its entirety as follow:

"In addition, the Company covenants and agrees to appoint a Chief Financial Officer of the Company as instructed by the Purchaser within 15 days of the Closing".

2.	All other terms of the Purchase Agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have agreed to cause this agreement to be dated as of the day and year first above written.

Weather Investments S.P.A.	My Screen Mobile, Inc.
/s/ Naguib Sawiris	/s/ Terry Rodrigues

Name: Naguib Sawiris	Name: Terry Rodrigues
Title: Chairman	Title: Director

Appendix G

MY SCREEN MOBILE, INC.

MAURIZIO ANGELONE YEAR 2009 STOCK GRANT

AND STOCK OPTION  PLAN AND AGREEMENT

THIS STOCK GRANT AND STOCK OPTION PLAN AND AGREEMENT (the “Agreement”) by and between MY SCREEN MOBILE, INC., a Delaware corporation (the “Company”), and MAURIZIO ANGELONE (“Employee”) is entered into effective as of January 14, 2009.

Recitals

WHEREAS, pursuant to that certain Employment Agreement dated as of January 14, 2009, by and between the Company and Employee (the “Employment Agreement”), and as an inducement to Employee to enter into the Employment Agreement, the Company has agreed to grant Employee (1) 3,000,000 shares of the Company’s common stock, $0.001 par value (the “Common Stock”) (the “Stock Grant”), and (2) options to purchase an aggregate of up to 7,000,000 shares of the Company’s Common Stock (the “Option Shares”);

WHEREAS, the Company desires to fulfill it obligations to make the Stock Grant and grant the Option Shares; and

WHEREAS, the parties desire to set forth the terms and conditions governing the Stock Grant and the grant of the Option Shares.

Agreement

NOW, THEREFORE, the parties hereto agree as follows:

1.           Stock Grant.  The Company hereby grants Employee 3,000,000 shares of the Company’s Common Stock upon the Commencement Date of the Employment Agreement (as such term is defined in the Employment Agreement) (the “Commencement Date”).

(a)           Vesting.  Except as specifically set forth in Section 3 and 4 hereof, the Stock Grant shall vest at the following times and in the following amounts:

(i)            500,000 shares of the Stock Grant shall vest six (6) months after the Commencement Date if Employee is still employed by the Company as of such date;

(ii)           500,000 shares of the Stock Grant shall vest on the last day of the twelfth month following the Commencement Date, if Employee is still employed by the Company as of such date;

(iii)          500,000 shares of the Stock Grant shall vest on the last day of the eighteenth month following the Commencement Date if Employee is still employed by the Company as of such date;

(iv)          500,000 shares of the Stock Grant shall vest on the last day of the twenty-fourth month following the Commencement Date, if Employee is still employed by the Company as of such date;

(v)           500,000 shares of the Stock Grant shall vest on the last day of the thirtieth month following the Commencement Date, if Employee is still employed by the Company as of such date; and

(vi)          500,000 shares of the Stock Grant shall vest on the last day of the thirty-sixth month following the Commencement Date, if Employee is still employed by the Company as of such date.

Notwithstanding anything contained herein to the contrary, if the Company terminates Employee without “Cause” (as such term is defined in the Employment Agreement) during any part of the Term, the entire Stock Grant shall automatically vest.

(b)           Stock Certificates.   Upon the Commencement Date, the Company shall issue six (6) stock certificates in the name of Employee, each certificate representing 500,000 shares of the Company’s Common Stock.  The Company shall deliver such certificates to the Company’s legal counsel, who, subject to the terms and conditions set forth herein, shall deliver one (1) certificate to Employee on each of the vesting dates set forth above.  If the Company terminates Employee at any time during the Term without Cause, then legal counsel shall immediately deliver to Employee any of such stock certificates not previously delivered to Employee.  Upon the termination of this Agreement for any other reason, the Company’s legal counsel shall cancel any such stock certificates representing shares that have not vested as of such termination date  (provided that a termination as a result of death or Disability shall be governed by the terms of Section 4(a) below).

2.           Option Grant.  The Company hereby grants to Employee the right to purchase up to 7,000,000 shares of the Company’s Common Stock at a price of $1.00 per share (the “Option Price”), on the terms and conditions set forth herein.  The option granted hereunder is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code, as amended, and is not granted pursuant to the Company’s 2009 Long-Term Incentive Plan.  Employee agrees that Employee and any other person who may be entitled hereunder to exercise this option shall be bound by all terms and conditions of this Agreement.

(a)           Vesting.  Except as specifically set forth in Section 3 and 4 hereof, the Option Shares granted herein shall vest and become exercisable at the following times and in the following amounts:

(i)             750,000 of the Option Shares shall vest six (6) months after the Commencement Date, if Employee is still employed by Company as of such date.

(ii)            750,000 of the Option Shares shall vest on the last day of the twelfth month following the Commencement Date, if Employee is still employed by Company as of such date.

(iii)           750,000 of the Option Shares shall vest on the last day of the twenty-fourth month following the Commencement Date, if Employee is still employed by Company as of such date.

(iv)           750,000 of the Option Shares shall vest on the last day of the thirty-sixth month following the Commencement Date, if Employee is still employed by Company as of such date.

(v)           4,000,000 of the Option Shares shall vest upon the achievement of milestones as follows:

(1)           1,000,000 of the Option Shares shall vest upon the Company: (i) launching its direct, incentive-based marketing and advertising platform for mobile devices in any country around the world, such that mobile device users in such country begin receiving (or are eligible to receive upon signing up for the appropriate service) advertising to their mobile devices through the Company’s advertising platform; and (ii) generating any revenue from such launch in such country (whether from direct fees, licensing fees, sublicense fees or otherwise, provided, however, that license fees or sublicense fees received from a licensing arrangement in existence prior to the Commencement Date shall not be considered revenue for purposes of meeting this milestone);

(2)           500,000 of the Option Shares shall vest upon the Company: (i) launching its direct, incentive-based marketing and advertising platform for mobile devices in any second country around the world, such that mobile device users in such country begin receiving (or are eligible to receive upon signing up for the appropriate service) advertising to their mobile devices through the Company’s advertising platform; and (ii) generating any Advertising Revenue (as hereinafter defined) from such launch in such second country.  For purposes of this Agreement, “Advertising Revenue” shall mean the Company’s portion of revenue generated from the delivery of advertising or marketing to mobile devices through the Company’s mobile advertising platform, but excluding revenue generated through licensing or sublicensing fees;

(3)           500,000 of the Option Shares shall vest upon the receipt by the Company of an aggregate of $1,000,000 of Advertising Revenue;

(4)           500,000 of the Option Shares shall vest upon the Company: (i) launching its direct, incentive-based marketing and advertising platform for mobile devices in partnership with any Orascom-owned mobile operator around the world; and (ii) generating any Advertising Revenue from such launch in such country;

(5)           500,000 of the Option Shares shall vest at the end of the first fiscal quarter during which the Company has positive Earnings Before Interest, Taxes Depreciation and Amortization; and

(6)           1,000,000 of the Option Shares shall vest at the end of the first fiscal year during which the Company has positive net annual income based on GAAP and on an audited basis.

(b)           Exercise.  The option granted hereunder may be exercised in whole or in part on the terms and conditions contained herein by Employee giving the Company written notice on any business day of Employee’s election to exercise the option, which notice shall specify the number of shares to be purchased and the price to be paid therefor, and by delivering cash or check in the amount of the aggregate purchase price payable to the Company, subject to Section 2(d) below.  Promptly after the exercise of the option granted hereunder, or any part thereof, Employee shall be entitled to the issuance of a certificate or certificates evidencing his ownership of such shares of Common Stock.

(c)           Effect of Exercise of Option.  Upon the exercise of all or any part of the option granted hereunder, the number of shares of Common Stock subject to the option shall be reduced by the number of shares with respect to which such exercise is made.

(d)           Payment.  Payment of the Option Price for the shares of Common Stock purchased pursuant to the exercise of the option granted hereunder shall be made: (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value on the date of exercise; (iii) by delivering a written direction to the Company that the option (or part thereof) be exercised pursuant to a “cashless” exercise/sale procedure(iv) to the extent permitted by applicable law and agreed to by the Board of Directors of the Company in its sole discretion, by the delivery of a promissory note of the Employee to the Company on such terms as the Board shall specify in its sole discretion; or (v) by a combination of the methods described in clauses (i), (ii), (iii) and (iv).  Payment in full of the Option Price need not accompany the written notice of exercise if this Option is exercised pursuant to the cashless exercise/sale procedure described above.

(e)           Expiration of Option.  The option granted hereunder shall expire, to the extent not previously exercised or earlier terminated pursuant to this Agreement, upon the tenth (10th) anniversary of the date the option was granted.

3.           Change of Control.  Subject to Section 4 below, and except as otherwise set forth herein, upon a “Change of Control” (as defined below), (a) the unvested portion of the Stock Grant shall automatically vest, and (b) all unvested Option Shares shall automatically vest and become exercisable.  The Company shall give Employee reasonable prior written notice before the record date of any such Change of Control event in order to give Employee a reasonable amount of time to exercise the Option Shares.

For purposes of this Agreement, “Change of Control” means:

(a)           any transaction in which any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), becomes the Beneficial Owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities; or

(b)           any merger, consolidation or other business combination or reorganization in which the stockholders of the Company immediately prior to such consolidation, merger or other business combination or reorganization own less than 50% of the surviving or resulting entity’s voting power immediately after the transaction; or

(c)           the sale, transfer, or other disposition of all or substantially all of Company’s assets.

Notwithstanding the foregoing, any securities acquired by a Current Owner (as defined below), shall not be included within the calculation of the number of securities of which such Current Owner is or becomes the Beneficial Owner, directly or indirectly, if such securities are acquired by such Current Owner from persons that are stockholders of the Company as of the date of the Employment Agreement, or the assignees of such persons, unless such Current Owner becomes the Beneficial Owner of securities of the Company representing 70% or more of the combined voting power of the Company’s then-outstanding securities.  In order to be excluded in the calculation of the number of securities of which such Current Owner is or becomes the Beneficial Owner, directly or indirectly, a Current Owner must use its own funds entirely to acquire securities from other stockholders of the Company, it being agreed and acknowledged that if a Current Owner uses funds from a third party or in concert with other parties (even if a portion of the funds are from the Current Owner), to acquire securities from other stockholders of the Company, then such securities shall be included within such calculation.  A “Current Owner” shall mean any person that, as of the date of the Employment Agreement, was the Beneficial Owner, directly or indirectly, of more than ten percent (10%) of the Company’s combined voting power, or such person’s assignee(s), excluding, Orascom Telecom Holdings, S.A.E.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held Company’s securities immediately before such transaction.

4.           Termination of Employment.

(a)           Termination by Reason of Employee’s Death or Disability.  If Employee’s employment is terminated by Employee’s death or “Disability” under Article V, Section 3, of the Employment Agreement, and such death or Disability occurs prior to the date that is twenty four (24) months after the Commencement Date, then (i) any unvested portion of the Stock Grant shall be cancelled and rescinded, (ii) any unvested portion of the Option Shares shall immediately terminate, and (iii) Employee or Employee’s estate, as the case may be, shall have the right, for a period of six (6) months following such death or Disability, to exercise any vested Option Shares, but only with respect to the number of Option Shares for which the option granted hereunder is exercisable as of the date of Employee’s death or Disability and to the extent not previously exercised.  If Employee’s employment is terminated by Employee’s death or Disability under Article V, Section 3, of the Employment Agreement, on or after the date that is twenty four (24) months after the Commencement Date, then (i) any unvested portion of the Stock Grant shall immediately vest, (ii) any unvested portion of the Option Shares shall immediately vest and become exercisable, and (iii) Employee or Employee’s estate, as the case may be, shall have the right, for a period of six (6) months following such death or Disability,  to exercise the entire option granted hereunder, but only to the extent not previously exercised.

(b)           Termination by Company For Cause or by Employee Without Cause.  If Employee voluntarily terminates his employment with the Company without cause under Article V, Section 2 of the Employment Agreement, or the Company terminates Employee’s employment for “Cause” under Article V, Section 1 of the Employment Agreement, then (i) Employee shall retain the right, for a period of thirty (30) days following such termination,  to exercise such portion of the Option Shares vested as of such date, but only with respect to the number of Option Shares for which the option is exercisable on the date of such termination and to the extent not previously exercised, and any Option Shares not vested as of such date shall terminate, and (ii) the unvested portion of the Stock Grant shall be cancelled and returned to the Company.

(c)           Termination by Company Without Cause.  If the Company terminates Employee’s employment without “Cause” under Article V, Section 2, of the Employment Agreement,  then (i) Employee shall retain the right, until the later of December 31, 2010, and ninety (90) days following such termination, to exercise such portion of the Option Shares vested as of such date, but only with respect to the number of Option Shares for which the option is exercisable on the date of such termination and to the extent not previously exercised, and any Option Shares not vested as of such date shall terminate, and (ii) the entire Stock Grant shall automatically vest.

5.           Transferability.  This Agreement and the option granted hereunder shall be transferable only by will or by the laws of descent and distribution to the estate (or other personal representative) of Employee, and, except as provided in the Employment Agreement, the option granted hereunder shall be exercisable during Employee’s lifetime only  Except as otherwise provided herein, any attempt at alienation, assignment, pledge, hypothecation, transfer, sale, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the option granted hereunder, or any right under this Agreement, shall be null and void.

6.           Withholding Requirements.  If the Company determines that it is required to withhold state or federal income taxes as a result of the exercise of the option granted under this Agreement, Employee shall be required, as a condition to the exercise of such option, to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements.

7.           Rights as a Stockholder.  Employee, or any permitted transferee of Employee, shall have no rights as a stockholder with respect to any Option Shares or any of the shares included in the Stock Grant, until, with respect to Option Shares, the date when Employee exercises and pays for the Option Shares in the manner provided under this Agreement (and in such event, only to the extent of the Option Shares exercised and paid for as provided herein), and in the case of the Stock Grant, until the vesting date for any portion of such Stock Grant.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date Employee is deemed a stockholder as set forth above, except as provided in Section 8 of this Agreement.  This Agreement shall not confer upon Employee any right of continued employment by the Company or interfere in any way in the Company’s right to terminate Employee.

8.           Adjustments.  The following adjustments shall apply to any portion of the Stock Grant that is unvested at the time of the event described below and shall apply to the Option Shares:

(a)            Upon Recapitalization. If the outstanding shares of common stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of the Company, or other increase or decrease in such shares effected without receipt of consideration by the Company, an appropriate and proportionate adjustment shall be made (A) in the number and kind of shares of Common Stock issuable to Employee as to the unvested portion of the Stock Grant; (B) in the number and kind of shares of Common Stock issuable to Employee upon exercise of outstanding Option Shares granted to Employee hereunder; and (C) in the option price per share of outstanding Option Shares granted to Employee hereunder.

(b)           Reorganization. In connection with a merger, consolidation, reorganization or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, each then unvested Stock Grant and each then outstanding Option Share shall, upon exercise thereafter, entitle the holder thereof to such number of shares of the Company’s Common Stock or other securities or property to which a holder of shares of the Company’s Common Stock would have been entitled to upon such merger, consolidation, reorganization or other business combination.

(c)           Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, Employee shall have the right, immediately prior to the occurrence of such dissolution or liquidation to exercise all Option Shares, whether or not such Option Shares were otherwise exercisable at the time such liquidation or dissolution occurs and without regard to any vesting or other limitation on exercise imposed under this Agreement, except for the occurrence of the Commencement Date under the Employment Agreement. The Company shall give to Employee reasonable prior written notice before the record date of any such dissolution or liquidation in order to give Employee a reasonable amount of time to exercise such Option Shares, should Employee so elect.

(d)           Fractional Shares. No fractional shares of common stock or units of other securities shall be issued pursuant to any of the adjustments set forth herein, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding upward to the nearest whole share or unit.  Any adjustment made pursuant to this Section 8 shall become effective retroactive to the date such adjustment is made to the Company’s outstanding Common Stock.

9.           Securities Act and Other Regulatory Requirements.  At the time of any exercise of the option granted hereunder, the Company may, if it shall determine it necessary or desirable for any reason, require the Employee (or his heirs, legatees or legal representative, as the case may be), as a condition to the exercise thereof, to deliver to the Company a written representation of present intention to purchase the Option Shares for his/their own account as an investment and not with a view to, or for sale in connection with, the distribution of such Option Shares, except in compliance with applicable federal and state securities laws with respect thereto.  Employee acknowledges and agrees that the Option Shares and Stock Grant granted to Employee pursuant to this Agreement are being acquired for investment purposes only and not with a view to any public distribution thereof.  The certificates evidencing any Option Shares or Stock Grant shares issued pursuant to this Agreement shall bear such restrictive legends as required by federal or state law.  Employee agrees not to offer to sell or otherwise dispose of any Stock Grant shares or Option Shares acquired upon the exercise of the option granted under this Agreement, in violation of the registration requirements of the Securities Act or any applicable securities laws.

10.           Effectiveness.  Notwithstanding anything to the contrary set forth herein, this Agreement, the Stock Grant, and the grant of the options herein shall not be effective unless and until the occurrence of the Commencement Date under the Employment Agreement. If the Commencement Date under the Employment does not occur, this Agreement, the Stock Grant and the Option Shares granted hereunder shall be null and void, and the parties hereto shall be deemed to have no rights or obligations whatsoever under this Agreement.

11.           Notices.  Any notice or other communication required or permitted hereunder or by law shall be validly given or made only if in writing and delivered in person to an officer or duly authorized representative of the other party, or deposited in the United States mail, duly certified or registered, return receipt requested, postage prepaid, and addressed to the party to whom intended.  If sent to the Company, it shall be addressed in care of the Chief Financial Officer, the Board of Directors and the General Counsel, My Screen Mobile, Inc., at the Company’s corporate office, and if sent to Employee, it shall be addressed to Employee’s address on file with the Company on the date of such notice.  If sent by mail, notice shall be deemed given two days after deposit of such notice in the mail and in accordance with this section.  Any party may from time to time, by written notice to the other, designate a different address for notice which shall be substituted for that specified above.

12.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

13.           Choice of Law; Venue; Attorneys’ Fees. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to its principles regarding conflicts of law; and the courts located in Miami, Florida shall have sole and exclusive jurisdiction over any action or proceeding brought under or pursuant to this Agreement. The parties hereby agree that any service of process may be affected on such party by delivering such process by hand, depositing it with an overnight courier, or mailing it by registered or certified mail to such party.  Upon default, the breaching party agrees to pay to the non-breaching party’s reasonable attorneys' fees, plus all other reasonable expenses incurred by the non-breaching party in exercising any of the non-breaching party’s rights and remedies.

14.           Successor.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, beneficiaries, executors and administrators.

15.           Paragraph Headings; Employment.  Paragraph headings are for convenience only and are not part of the context.  This Agreement shall not obligate the Company or any affiliate to employ Employee for any period of time, nor does this Agreement constitute a contract or agreement for employment.

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

MY SCREEN MOBILE, INC.,
a Delaware corporation

By: /s/ Raghu Kilambi
Name: Raghunath Kilambi
Title:  Chief Financial Officer

EMPLOYEE:

/s/ Maurizio Angelone
Maurizio Angelone

Appendix H

INDEMNIFICATION AGREEMENT

                This Indemnification Agreement (“Agreement”) is made as of this ___ day of                     , 2009 by and between My Screen Mobile, Inc., a Delaware corporation (the “Company”), and                                          (“Indemnitee”), with reference to the following facts:

                A.            Indemnitee is a director and/or officer of the Company.

B.            The Company recognizes that the vagaries of public policy and the interpretation of ambiguous statutes, regulations and court opinions are too uncertain to provide the Company’s officers and directors with adequate or reliable advance knowledge or guidance with respect to the legal risks and potential liabilities to which they may become personally exposed as a result of performing their duties in good faith as an Agent (as defined below) for the Company Group (as defined below).

C.            The Company recognizes that the cost to a director and/or officer of defending against lawsuits resulting from the performance of his or her duties in good faith for the Company Group, whether or not meritorious, is typically beyond the financial resources of most officers and directors of the Company.

D.            The Company recognizes that the legal risks and potential liabilities, and the very threat thereof, associated with lawsuits filed against the officers and directors of the Company Group, and the resultant substantial time, expense, harassment and anxiety spent and endured in defending against such lawsuits, bears no reasonable or logical relationship to the amount of compensation received by such officers and directors, and thus poses a significant deterrent to and results in increased reluctance on the part of experienced and capable individuals to serve as an Agent of the Company Group.

               E.            In order to induce and encourage highly experienced and capable persons such as Indemnitee to serve or to continue to serve as an Agent of the Company Group, secure in the knowledge that certain expenses, costs and liabilities incurred by them in their defense of such litigation will be borne by the Company and that they will receive the maximum protection against such risks and liabilities as may be afforded by law, the Board (as defined below) has determined that entering into this Agreement with Indemnitee is not only reasonable and prudent but necessary to promote and ensure the best interests of the Company and the Company’s stockholders.

F.            The Company and Indemnitee desire that the indemnification rights provided by this Agreement shall be supplemental to, and shall not supersede or replace, any indemnification rights which may be provided by other sources, including, without limitation, any indemnification which may be provided by the Company pursuant to its bylaws, by contract or by applicable law.

NOW, THEREFORE, with reference to the foregoing facts, the Company and Indemnitee hereby agree as follows:

1.           Agreement to Serve.  Indemnitee agrees to serve and/or continue to serve as a director and/or officer of one or more members of the Company Group in the same capacity or capacities in which Indemnitee is serving on the date hereof for at least 30 days from the date hereof; provided, however, that nothing contained in this Agreement is intended to or shall create any obligation of any member of the Company Group to continue to retain Indemnitee as an Agent or to maintain Indemnitee as a director during such period.

2.           Definitions.  The following terms shall have the meanings set forth below:

2.1.           “Action” shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

2.2.           “Agent” shall mean, with respect to Indemnitee, Indemnitee in his or her capacity as an officer, director, employee or agent of the Company Group and in his or her capacity as an officer, director, employee or agent of any other Entity for which he or she is serving in such capacity or capacities at the request of the Company. For purposes of this Agreement, if Indemnitee provides service as an officer, director, employee or agent of any Entity controlled by the Company or any employee benefit plan of the Company, then Indemnitee shall be deemed to serve at the request of the Company.

2.3.           “Board” shall mean the Board of Directors of the Company.

2.4.           “Company Group” shall mean the Company, each subsidiary and parent of the Company, and any successor, resulting or surviving corporation of the Company or any subsidiary or parent of such successor, resulting or surviving corporation. For purposes of this Agreement, references to the “Company Group” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its Agents, so that if Indemnitee is or was an Agent of such constituent corporation, or is or was serving at the request of such constituent corporation as an Agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

2.5.           “Entity” shall mean any corporation, limited liability company, partnership, joint venture, trust or other enterprise, and employee benefit plan.

2.6.           “Expenses” shall include costs and expenses, including without limitation attorneys’ fees.

2.7.           “Fines” shall include, in addition to fines, any excise taxes assessed on Indemnitee with respect to an employee benefit plan.

For purposes of this Agreement, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner “in the best interests of the Company” as referred to in this Agreement.

3.           Indemnification.

3.1.           Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any Action (other than an Action by or in the right of the Company) by reason of the fact that Indemnitee is or was an Agent against Expenses, judgments, Fines, settlements and other amounts actually and reasonably incurred by Indemnitee in connection with such Action if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company and its stockholders and, with respect to any criminal Action, had no reasonable cause to believe Indemnitee’s conduct was unlawful. The termination of any Action by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interest of the Company, or with respect to any criminal Action, had reasonable cause to believe that Indemnitee’s conduct was unlawful.

3.2.           Proceedings By or in the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any Action by or in the right of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was an Agent against Expenses, judgments, Fines, settlements and other amounts actually and reasonably incurred by Indemnitee in connection with the Action if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the Company and its stockholders.

3.3.           Mandatory Payment of Expenses. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any Action referred to in Section 3.1 or 3.2 or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by Indemnitee in connection therewith.

3.4.           Approval for Settlements. The Company shall not be obligated to indemnify Indemnitee for any settlements entered into by Indemnitee with respect to any Action unless the Company approves such settlement or the Company unreasonably withholds such approval following not less than 10 days prior written notice of the proposed settlement.

4.           Expenses; Indemnification Procedure.

4.1.           Advancement of Expenses. The Company shall advance all Expenses actually and reasonably incurred by Indemnitee in connection with the investigation, defense, or appeal of any Action referenced in Section 3 hereof. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby.

4.2.           Notice to Company by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee’s right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which such indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the executive offices of the Company (unless Indemnitee is the Chief Executive Officer, in which the notice shall be addressed to the Board of Directors and to the next most senior officer of the Company). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

4.3.           Procedure. The Company agrees to provide any indemnification and advances required under this Agreement no later than 30 days after receipt of the written request of Indemnitee. If a claim for indemnification or advance under this Agreement is not paid in full by the Company within 30 days after a written request for payment therefor has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any Action in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under the applicable law for the Company to indemnify Indemnitee, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Section 4.1 unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the intention of the parties that if the Company contests Indemnitee’s right to indemnification under this Agreement or applicable law, the question of Indemnitee’s right to indemnification shall be for the court to decide, and neither the failure of the Company (including its officers, Board, any committee or subgroup of its Board, independent legal counsel or its stockholders) to have made a determination that indemnification of Indemnitee is or is not proper in the circumstances because Indemnitee has or has not met the applicable standard of conduct required by this Agreement or by applicable law, nor an actual determination by the Company (including its officers, Board, any committee or subgroup of its Board, independent legal counsel or its stockholders) that Indemnitee has or has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

4.4.           Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 4 hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

4.5.           Selection of Counsel. If the Company shall be obligated under Section 3 or 4 hereof to indemnify Indemnitee or advance Expenses to Indemnitee in connection with any Action, the Company shall be entitled to assume the defense of such Action, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Action, provided that (a) Indemnitee shall have the right to employ separate counsel in any such Action at Indemnitee’s expense; and (b) if (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such Action, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company.

4.6.           Effect of Change in Law. Notwithstanding any other provision of this Agreement, in the event of any change in any applicable law, statute or rule which narrows the right of the Company to indemnify Indemnitee, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

4.7.           Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company’s Certificate of Incorporation, its Bylaws, any other agreement, any vote of stockholders or disinterested directors, applicable law, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee from any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of the Action.

5.           Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, Fines, settlements and other amounts actually or reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any Action, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, settlements, Fines and other amounts to which Indemnitee is entitled.

6.           Mutual Acknowledgement re Submission of Claims to Court. Both the Company and Indemnitee acknowledge that in certain instances, Federal or state law, regulation or applicable public policy may require the Company to submit the question of indemnification to a court for a determination of the Company’s right under law or public policy to indemnify Indemnitee. For example, in connection with any public offering of the Company’s securities, the Company will have to make such undertaking to the Securities and Exchange Commission. Indemnitee acknowledges and agrees that the Company will not be in breach of this Agreement for any such submission.

7.           Severability. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company’s inability, pursuant to law, regulation or court order, to perform its obligations under this Agreement shall be severable as provided in this Section 7. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this entire Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

8.           Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

8.1.           Claims Initiated by Indemnitee. To indemnify or advance Expenses to Indemnitee with respect to Actions initiated or brought voluntarily by Indemnitee and not by way of defense unless the Company has approved the initiation or bringing of such Action in writing; or

8.2.           Lack of Good Faith. To indemnify Indemnitee for any Expenses incurred by Indemnitee with respect to any Action initiated by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such Action was not made in good faith or was frivolous; or

8.3.           No Duplication of Payments. To make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise received payment (under any insurance policy, the Certificate of Incorporation or Bylaws of the Company, contract or otherwise) of the amounts otherwise indemnifiable hereunder. If the Company makes any indemnification payment to Indemnitee in connection with any claim made against Indemnitee and Indemnitee has already received or thereafter receives payments in connection with the same claim, then Indemnitee shall reimburse the Company in an amount equal to the lesser of (a) the amount of the payment otherwise received by Indemnitee and (b) the full amount of the indemnification payment made by the Company; or

8.4.           Violation of Law. To indemnify or advance Expenses if such indemnification would be a violation of applicable law or regulation; or

8.5.           Breach of Employment Agreement. To indemnify or advance Expenses in connection with any claim by any member of the Company Group for any breach by Indemnitee of any employment agreement; or

8.6.           Insured Claims. For expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers’ and directors’ liability insurance or other policy of insurance maintained by the Company; or

8.7.           Unlawful Claims. In any manner which is contrary to public policy or which a court of competent jurisdiction has finally determined to be unlawful.

9.           Approval of Stockholders.  The form of this Agreement shall be submitted to the Company’ stockholders for approval.    This Agreement and the effectiveness of this Agreement, is subject to the approval by the requisite number of such stockholders.

10.           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

11.           Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee’s estate, heirs, legal representatives and assigns.

12.           Notices. All notices, requests, demands and other communications (collectively, “Notices”) given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission or by United States first class, registered or certified mail, postage prepaid, addressed to the party at the address set forth on the signature page of this Agreement. Any Notice, other than a Notice sent by registered or certified mail,  shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails. Any party may from time to time change its address for further Notices hereunder by giving notice to the other party in the manner prescribed in this Section.

13.           Attorneys’ Fees. If Indemnitee institutes an Action under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys’ fees, incurred by Indemnitee with respect to such action, unless as a part of such Action, the court of competent jurisdiction determines that all of the material assertions made by Indemnitee as a basis for such Action were not made in good faith or were frivolous. In the event of an Action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys’ fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee’s counterclaims and cross-claims made in such action), unless as a part of such Action the court determines that all of Indemnitee’s material defenses to such Action were made in bad faith or were frivolous.

14.           Consent to Jurisdiction. Each of the Company and Indemnitee irrevocably consents to the jurisdiction of the court of the State of Florida for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agrees that any action instituted under this Agreement shall be brought only in the state courts of the State of Florida, or in Federal courts located in such State.

15.           Governing Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware.

                N WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MY SCREEN MOBILE, INC.
By:
Name:
Title:

Agreed to and accepted:

Indemnitee:

PROXY

MY SCREEN MOBILE, INC.
ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER___, 2009

The undersigned hereby appoints Mr. Terrence Rodrigues, with full power of substitution, or if Mr. Rodrigues is unable or declines to exercise such rights hereunder, the undersigned appoints [____________], with full power of substitution, the true and lawful attorney and proxy of the undersigned to vote all the shares of Common Stock, of My Screen Mobile, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at the Company’s executive office located at 70 Yorkville Ave. Suite 300, Toronto, Ontario, Canada M5R 1B9 , beginning at 11 a.m. local time, November_____, 2009, and at any adjournment thereof, on the following items of business as set forth in the Notice of Annual Meeting and Proxy Statement:

1.    ELECTION OF DIRECTORS:

Nominees:         Maurizio Angelone          James Bailey          Shane Carroll          Michael O’Connor           Terrence Rodrigues

☐	FOR all nominees (or such other person designated by the Board of Directors to replace any unavailable nominee)
☐	WITHHOLD AUTHORITY to vote for all nominees
☐	FOR ALL EXCEPT ____________________________ (Instruction: To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write that nominee’s name in the space provided.)

2.             RATIFICATION OF THE ENGAGEMENT OF MADSEN & ASSOCIATES CPA'S, INC. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEARS 2006, 2007, 2008 AND 2009:

☐	FOR	☐	AGAINST	☐	ABSTENTION

3.             APPROVAL OF 2008 LONG-TERM INCENTIVE PLAN:

☐	FOR	☐	AGAINST	☐	ABSTENTION

4.             RATIFICATION OF AMENDMENT FILED ON MARCH 8, 2007, TO THE COMPANY’S CERTIFICATE OF INCORPORATION, WHICH AFFECTED A 1-FOR-100 REVERSE SPLIT OF THE COMPANY’S COMMON STOCK:

☐	FOR	☐	AGAINST	☐	ABSTENTION

5.             RATIFICATION OF AMENDMENT FILED ON APRIL 30, 2007, TO THE COMPANY’S CERTIFICATE OF INCORPORATION, WHICH CHANGED THE NAME OF THE COMPANY FROM “NOUVEAU INTERNATIONAL, INC.” TO “MY SCREEN MOBILE, INC.,” AND INCREASED THE COMPANY’S AUTHORIZED COMMON STOCK FROM 25,000,000 SHARES TO 200,000,000 MILLION SHARES:

☐	FOR	☐	AGAINST	☐	ABSTENTION

6.           RATIFICATION OF AMENDMENT FILED ON MAY 9, 2007, TO THE COMPANY’S CERTIFICATE OF INCORPORATION, WHICH AFFECTED A 4-FOR-1 FORWARD SPLIT OF THE COMPANY’S COMMON STOCK:

☐	FOR	☐	AGAINST	☐	ABSTENTION

7.           APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION:

☐	FOR	☐	AGAINST	☐	ABSTENTION

8.           RATIFICATION OF SECURITIES PURCHASE AGREEMENT DATED MAY 15, 2008, BETWEEN THE COMPANY AND WEATHER INVESTMENTS, S.P.A.:

☐	FOR	☐	AGAINST	☐	ABSTENTION

9.           APPROVAL OF MAURIZIO ANGELONE 2009 STOCK GRANT AND STOCK OPTION PLAN AND AGREEMENT:

☐	FOR	☐	AGAINST	☐	ABSTENTION

10.           APPROVAL OF FORM OF INDEMNIFICATION AGREEMENT:

☐	FOR	☐	AGAINST	☐	ABSTENTION

11.           OTHER MATTERS

In his discretion with respect to the transaction of such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED (1) FOR THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, (2) FOR THE RATIFICATION OF THE APPOINTMENT OF MADSEN & ASSOCIATES AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEARS 2006, 2007, 2008 AND 2009, (3) FOR APPROVAL OF THE 2008 LONG-TERM INCENTIVE PLAN, (4) FOR RATIFICATION OF THE AMENDMENT FILED ON MARCH 8, 2007, TO THE COMPANY’S CERTIFICATE OF INCORPORATION, WHICH EFFECTED A 1-for-100 REVERSE SPLIT OF THE COMPANY’S COMMON STOCK, (5) FOR RATIFICATION OF THE AMENDMENT FILED ON APRIL 30, 2007, TO THE COMPANY’S CERTIFICATE OF INCORPORATION, WHICH EFFECTED A CHANGE IN THE COMPANY’S CORPORATE NAME FROM “NOUVEAU INTERNATIONAL, INC.” TO “MY SCREEN MOBILE, INC.,” AND INCREASED THE COMPANY’S AUTHORIZED COMMON STOCK FROM 25,000,000 SHARES TO 200,000,000 SHARES, (6) FOR RATIFICATION OF THE AMENDMENT FILED ON MAY 9, 2007, TO THE COMPANY’S CERTIFICATE OF INCORPORATION, WHICH EFFECTED A 4-FOR-1 FORWARD SPLIT OF THE COMPANY’S COMMON STOCK, (7) FOR APPROVAL OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION FOR THE COMPANY, WHICH AMONG OTHER THINGS, INCREASES THE COMPANY’S AUTHORIZED COMMON STOCK FROM 200,000,000 SHARES TO 300,000,000 SHARES, AND THE COMPANY’S AUTHORIZED BLANK CHECK PREFERRED STOCK FROM 3,000,000 TO 10,000,000 SHARES, (8) FOR RATIFICATION OF THE SECURITIES PURCHASE AGREEMENT DATED MAY 15, 2008, ENTERED INTO BETWEEN THE COMPANY AND WEATHER INVESTMENTS, S.P.A., (9) FOR APPROVAL OF MAURIZIO ANGELONE 2009 STOCK GRANT AND STOCK OPTION PLAN AND AGREEMENT, (10) FOR APPROVAL OF FORM OF INDEMNIFICATION AGREEMENT, AND (11) IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Number of shares of Common Stock owned	DATE	, 2009
on November 2, 2009 and voted hereunder:

 Please date and sign exactly as your name appears on the envelope. In the case of joint holders, each should sign. When signing as attorney, executor, etc., give full title. If signer is a corporation, execute in full corporate name by authorized officer.